UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21407
Nuveen Diversified Dividend and Income Fund

(Exact name of registrant as specified in charter)
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606

(Address of principal executive offices) (Zip code)
Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606

(Name and address of agent for service)
Registrant’s telephone number, including area code: (312) 917-7700
Date of fiscal year end: December 31
Date of reporting period: June 30, 2010
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. SS. 3507.

ITEM 1. REPORTS TO SHAREHOLDERS

Closed-End Funds

Nuveen Investments Closed-End Funds High Current Income and Total Return from a Portfolio of Dividend-Paying Common Stocks, REIT Stocks, Emerging Markets Debt, and Senior Loans

Semi-Annual Report June 30, 2010

Nuveen Diversified Dividend and Income Fund JDD

NUVEEN INVESTMENTS ANNOUNCES STRATEGIC COMBINATION WITH FAF ADVISORS

On July 29, 2010, Nuveen Investments, Inc. announced that U.S. Bancorp will receive a 9.5% stake in Nuveen Investments and cash consideration in exchange for the long-term asset business of U.S. Bancorp’s FAF Advisors (FAF). Nuveen Investments is the parent of Nuveen Asset Management (NAM), the investment adviser for the Funds included in this report.

FAF Advisors, which currently manages about $25 billion of long-term assets and serves as the advisor of the First American Funds, will be combined with NAM, which currently manages about $75 billion in municipal fixed income assets. Upon completion of the transaction, Nuveen Investments, which currently manages about $150 billion of assets across several high-quality affiliates, will manage a combined total of about $175 billion in institutional and retail assets.

This combination will not affect the investment objectives, strategies or policies of this Fund. Over time, Nuveen Investments expects that the combination will provide even more ways to meet the needs of investors who work with financial advisors and consultants by enhancing the multi-boutique model of Nuveen Investments, which also includes highly respected investment teams at NWQ Investment Management, Santa Barbara Asset Management, Symphony Asset Management, Tradewinds Global Investors, Winslow Capital and Nuveen HydePark.

The transaction is expected to close late in 2010, subject to customary conditions.

Chairman’s
Letter to Shareholders

Dear Shareholder,

The economic environment in which your Fund operates reflects continuing but uneven economic recovery. The U.S. and other major industrial countries are experiencing steady but comparatively low levels of economic growth, while emerging market countries are seeing a resumption of relatively strong economic expansion. The potential impact of steps being considered by many governments to counteract the extraordinary governmental spending and credit expansion to deal with the recent financial and economic crisis is injecting uncertainty into global financial markets. The implications for future tax rates, government spending, interest rates and the pace of economic recovery in the U.S. and other leading economies are extremely difficult to predict at the present time. The long term health of the global economy depends on restoring some measure of fiscal discipline around the world, but since all of the corrective steps require economic pain, it is not surprising that governments are reluctant to undertake them.

In the near term, governments remain committed to furthering economic recovery and realizing a meaningful reduction in their national unemployment rates. Such an environment should produce continued economic growth and, consequently, attractive investment opportunities. Over the longer term, the larger uncertainty mentioned earlier carries the risk of unexpected potholes in the road to sustained recovery. For this reason, Nuveen’s investment management teams are working hard to balance return and risk by building well-diversified portfolios, among other strategies. I encourage you to read the following commentary on the management of your Fund. As always, I also encourage you to contact your financial consultant if you have any questions about your Nuveen Fund investment. Please consult the Nuveen website for the most recent information on your Nuveen Fund at: www.nuveen.com.

On behalf of the other members of your Fund’s Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,
Robert P. Bremner
Chairman of the Board
August 17, 2010

Nuveen Investments	3

Portfolio Managers’ Comments

Nuveen Diversified Dividend and Income Fund (JDD)

JDD features portfolio management by teams at four separate sub-advisers.

NWQ Investment Management Company, LLC, an affiliate of Nuveen Investments, invests its portion of the Fund’s assets primarily in dividend-paying common stocks. Jon Bosse, Chief Investment Officer of NWQ, leads the Fund’s management team at that firm. He has more than 27 years of corporate finance and investment management experience.

The real estate portion of the Fund’s investment portfolio is managed by a team at Security Capital Research & Management Incorporated, a wholly-owned subsidiary of JPMorgan Chase & Co. Anthony R. Manno Jr., Kenneth D. Statz and Kevin Bedell, who each have more than 20 of years experience in managing real estate investments, lead the team.

Symphony Asset Management, LLC, an affiliate of Nuveen Investments, invests its portion of the Fund’s assets primarily in senior loans. The Symphony team is led by Gunther Stein, Symphony’s Chief Investment Officer. Gunther has more than 20 years of investment management experience.

Wellington Management Company, LLP, invests its portion of the Fund’s assets in emerging markets sovereign debt. James W. Valone, who has more than 18 years of investment management experience, heads the team.

Here representatives from NWQ, Security Capital, Symphony and Wellington Management talk about their management strategies and the performance of the Fund for the six-month period ending June 30, 2010.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

What key strategies were used to manage the Fund over this reporting period?

The Fund’s investment objectives are high current income and total return. The Fund seeks to achieve these objectives by investing primarily in 1) U.S. and foreign dividend-paying common stocks, 2) dividend-paying common stocks issued by real estate companies, 3) senior secured loans, and 4) emerging markets sovereign debt. Under normal circumstances, the Fund’s target weighting is approximately 50% equity and 50% debt.

For the dividend-paying equity portion of the Fund’s portfolio managed by NWQ, we continued to employ an opportunistic, bottom-up strategy that focused on identifying undervalued companies possessing favorable risk/reward characteristics as well as emerging catalysts that can unlock value or improve profitability. These catalysts included management changes, restructuring efforts, recognition of hidden assets, or a positive change in the underlying fundamentals. We also focused on downside protection, and paid a great deal of attention to a company’s balance sheet and cash flow statement, not just the income statement. We believed that cash flow analysis offered a more objective and truer picture of a company’s financial position than an evaluation based on earnings alone.

4	Nuveen Investments

Coming into this period, we had expected to profit significantly from recapitalization opportunities that began to develop over the course of 2009. However, the magnitude of the increase in the equity markets, particularly in most finance stocks from March to mid-May, made further investments in these shares much less attractive. Prior to the spring 2010 rally, the market viewed any company needing capital as almost un-investable. We saw this disconnect as an opportunity that we could turn to our advantage. In fact, the finance sector has been among the poorest performing groups since the initial rally in the spring of 2009, with many companies’ shares trading below the prices of their secondary offerings. We opportunistically made several investments in financial companies in the second half of 2009, and adjusted our position in 2010 as these stocks reached our targets or circumstances changed.

We also continued to benefit from a change in the Fund’s investment policies. In February 2009, the Fund’s Board approved allowing NWQ to invest up to 5% of its portion of the Fund’s assets in emerging market equity securities. Shortly before, several Fund holdings had been reclassified as emerging market securities, and this change allowed the Fund to retain these positions.

In managing the real estate portion of the portfolio managed by Security Capital, we sought to maintain significant property type and geographic diversification while taking into account company credit quality, sector, and security-type allocations. Investment decisions were based on a multi-layered analysis of the company, the real estate it owned, its management, and the relative price of the security, with a focus on securities that we believed would be best positioned to generate sustainable income and potential price appreciation over the long run. Across all real estate sectors, we favored companies with properties located in the strongest urban locations. These “high barrier to entry” markets often have constraints that limit new construction, a quality that we believe over the long-term has the potential to provide superior value enhancement and a real inflation hedge.

In the senior loan and other debt portion of the Fund’s portfolio managed by Symphony, we focused on macro, technical and fundamental factors. While the market consensus is that fundamentals will remain stable for the next several quarters, with below-average default rates and some level of growth in the economy, we will continue to look at the whole picture to assess risk. In second half of 2012 and into 2013, the senior loan market will see significant maturities. How companies deal with this “wall” of maturities will be a function both of the general economic environment as well as company-specific factors. Monitoring both will be critical to navigating the market, which we believe may hold significant value potential for income-seeking investors who are concerned about rising interest rates. Regardless, floating rate senior loans will continue to play a critical role in the credit market as companies look to refinance, de-leverage, or in some cases expand their businesses.

In the emerging market debt portion of the Fund managed by Wellington Management, we the period by increasing our allocation to select lower-quality countries with improving fundamentals and favorable valuations. However, as concerns about European sovereign risk and the sustainability of the global economic recovery heightened, we adopted a more defensive portfolio posture, increasing our cash allocation moderately and emphasizing higher-quality names likely to outperform in a tumultuous environment.

Nuveen Investments	5

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the Performance Overview page in this report.

1	Comparative Benchmark performance is a blended return consisting of: 1) 18.75% of the return of the Russell 3000 Value Index, which measures the performance of those Russell 3000 Index companies with lower price-to book ratios and lower forecasted growth values, 2) 6.25% of the return of the MSCI EAFE ex-Japan Value Index, a capitalization weighted index that selects the lower 50% of the price-to-book ranked value stocks traded in the developed markets of Europe, Asia and the Far East, excluding Japan, 3) 25% of the return of the Dow Jones Wilshire Real Estate Securities Index, an unmanaged, market capitalization-weighted index comprised of publicly traded REITs and real estate companies, 4) 25% of the return of the JPMorgan EMBI Global Diversified Index, which tracks total returns for U.S.-dollar-denominated debt instruments issued by emerging markets sovereign and quasi sovereign entities, and 5) 25% of the return of the CSFB Leveraged Loan Index, which consists of approximately $150 billion of tradable term loans with at least one year to maturity and rated BBB or lower. Benchmark returns do not include the effects of any sales charges or management fees. It is not possible to invest directly in a benchmark.

2	The S&P 500 Stock Index is an unmanaged Index generally considered representative of the U.S. Stock Market. Index returns do not include the effects of any sales charges or management fees. It is not possible to invest directly in an index.

How did the Fund perform over the six-month period?

The performance of JDD, as well as a comparative benchmark and general market index, is presented in the accompanying table.

Average Annual Total Returns on Common Share Net Asset Value
For periods ended 6/30/10

	6-Month	1-Year	5-Year
JDD	2.50%	34.39%	.57%
Comparative Benchmark[1]	1.60%	26.44%	3.17%
S&P 500 Stock Index[2]	-6.65%	14.43%	-0.79%

Six-month returns are cumulative; all other returns are annualized.

For the six-month period ended June 30, 2010, the total return on common share net asset value for the Fund outperformed both its comparative benchmark and the general market index.

Within the dividend-paying equity portion of the Fund, Biovail Corp., a specialty pharmaceutical firm that we added to the portfolio in May, rose sharply as the company agreed to merge with Valeant Pharmaceutical. The deal significantly expands the asset base for Biovail, thus reducing the risk of any single pipeline asset derailing its growth trajectory. Valeant brings with it a strong portfolio of growing pharmaceutical assets with extremely limited patent expiration risk.

Our insurance investments MetLife Inc. and Genworth Financial Inc. also outperformed, although the stocks were pressured late in the period on concerns that increased volatility in the equity markets and the sovereign debt crisis in Europe could have significant negative implications on capital and liquidity ratios.

Gold bullion hit a new nominal high above $1,250 per ounce during the period, spurred by the sovereign debt crisis and a flight to safety into gold on fears over the future of the European currency. Our gold mining equities benefited from the rising bullion price as well as stable input costs, particularly energy costs, which translated into higher margins.

Negatively impacting performance were our energy investments, which declined given the weak outlook for natural gas, and concerns about increased regulation and the cost of doing business given the tragic accident and oil spill that occurred in the Gulf of Mexico on April 20, 2010. Natural gas prices have been pressured this year due to rising gas rig counts, productivity gains, and a more sluggish recovery in demand than had originally been expected. Our energy investments are levered more towards international oil drilling activity (versus the domestic natural gas markets) where we believe the fundamentals are more attractive. None of our energy investments have a significant presence in the Gulf of Mexico.

Fears of potential pricing pressure in Europe as a result of fiscal tightening weighed on our large cap pharmaceutical investments, an industry we have made significant purchases recently. Large pharmaceutical companies generally operate with healthy margins and it is expected that the European governments will look towards these companies to help offset some of their budget deficits through increased taxes and/or price reductions.

Microsoft Corp. performed poorly in a weak technology sector. Microsoft reported better than expected earnings; however, its shares declined on investor concern that its product cycle may have peaked, removing a catalyst for the upward momentum in the stock price.

6	Nuveen Investments

Positions added during the period included Occidental Petroleum Corp., one of the largest integrated oil companies in the U.S., Amgen Inc. and Biovail Corp. in the health care sector, Unum Group, the largest writer of disability income products in the U.S. and U.K., and freight railcar manufacturer Trinity Industries Inc.

We eliminated investments in cable operator Comcast Corp., AT&T Inc. and ConocoPhillips, Banco Santander S.A., Energias de Portugal S.A., Northrup Grumman Corp., and Reinsurance Group of America Inc.

In the real estate portion of the Fund, our relatively large exposure to multi-family companies contributed positively to comparative performance. Our research indicated multi-family companies would experience improving fundamentals relative to other property types. Our research was confirmed as management of these companies raised growth estimates early in 2010 as occupancy rates improved earlier than many in the market expected and rents began to recover. On the negative side, the Fund’s performance was held back by investments in office and industrial companies.

The senior loan portion of the Fund performed well largely as a result of the higher quality profile of the Fund’s senior loan assets. Some of the higher quality names that performed well during the period on a relative basis were Warner Chilcott and Reynolds Brands. Market performance over this period was mixed, with selling pressure focused primarily on “higher beta” names, which are often lower quality and are debt of companies which were targets of leveraged buyout offers in 2005-2007. We did not believe that these assets represented buying opportunities, and had relatively small amounts invested in these types of positions. However, these higher beta names represented roughly half of the secondary market and were difficult to completely avoid. During the reporting period, our exposure to issuers such as Univision and TXU hindered performance.

In the emerging markets debt portion of the portfolio, country rotation decisions were the primary driver of positive relative results. Security selection also had a modest favorable impact, as did a combination of higher-quality and lower-quality issues. Each of these strategies, guided by our top-down outlook and our bottom-up research, aided results.

Overall, the Fund benefited from its underweight positioning in Hungary and Egypt, because these countries were among the worst performing Index constituents. Favorable security selection in Colombia and Russia also provided a boost to results. A lack of exposure in Bulgaria aided performance, as the debt underperformed during the period.

Conversely, a lack of exposure in Jamaica, a relative outperformer, detracted from relative returns. An overweight allocation and less favorable security selection in Argentina and Ukraine also weighed on results. In addition, less favorable security selection in U.S. dollar-denominated debt in Pakistan hurt on relative returns. An allocation to Croatia, including exposure to a euro-denominated sovereign issue, hindered returns as well.

IMPACT OF THE FUND’S CAPITAL STRUCTURE LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the return of the Fund relative to the comparative benchmark and general market index was the Fund’s use of financial leverage, primarily through bank borrowings. The Fund uses leverage because its managers believe that, over time, leveraging provides opportunities for additional income and total returns for

Nuveen Investments	7

common shareholders. However, use of leverage also can expose common shareholders to additional risk–especially when market conditions are unfavorable. For example, as the prices of securities held by the Fund decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of portfolio holdings generally are rising.

Over the course of this period, the use of financial leverage contributed positively to the performance of the Fund.

RECENT EVENTS CONCERNING THE FUND’S REDEMPTION OF AUCTION RATE PREFERRED SHARES

Shortly after its inception, the Fund issued auction rate preferred shares (ARPS) to create financial leverage. As noted in past shareholder reports, the weekly auctions for those ARPS shares began in February 2008 to consistently fail, causing the Fund to pay the so-called “maximum rate” to ARPS shareholders under the terms of the ARPS in the Fund’s charter documents. With the goal of lowering the relative cost of leverage over time for common shareholders and providing liquidity at par for preferred shareholders, the Fund sought to refinance all of its outstanding ARPS beginning shortly thereafter. The Fund completed this refinancing process during 2009 and since then has relied upon bank borrowings to create financial leverage.

In April and May 2010, 30 Nuveen leveraged closed-end funds, including this Fund, received a demand letter from a law firm on behalf of a purported holder of common shares of each fund, alleging that Nuveen and the funds’ officers and Board of Directors/Trustees breached their fiduciary duties related to the redemption at par of the funds’ ARPS. In response, the Board established an ad hoc Demand Committee consisting of disinterested and independent Board members to investigate the claims. The Demand Committee retained independent counsel to assist it in conducting an extensive investigation.

Upon completion of its review, the Demand Committee found that it was not in the best interests of the Fund or its shareholders to take the actions suggested in the demand letters and recommended that the full Board reject the demands made in the demand letter. After reviewing the findings and recommendations of the Demand Committee, the Board of Trustees for the Fund unanimously adopted the Demand Committee’s recommendation to reject the demands contained in the letters. At the time this report was produced, lawsuits pursuing claims made in the demand letter had been filed on behalf of shareholders of several funds, including this Fund, against Nuveen Asset Management, the Nuveen holding company, the majority owner of the holding company, the lone interested trustee, and current and former officers of the various funds. Nuveen Investments and the other named defendants believe these lawsuits to be without merit, and all named parties intend to defend themselves vigorously. The Fund believes that these lawsuits will not have a material effect on the Fund or on Nuveen Asset Management’s ability to serve as investment adviser to the Fund.

8	Nuveen Investments

Common Share Distribution
and Share Price Information

The following information regarding your Fund’s distributions is current as of June 30, 2010, and likely will vary over time based on the Fund’s investment activities and portfolio investment value changes.

During the six-month reporting period, the Fund did not make any changes to its quarterly distribution to common shareholders. Some of the important factors affecting the amount and composition of these distributions are summarized below.

The Fund employs financial leverage through the use of bank borrowings. Financial leverage provides the potential for higher earnings (net investment income), total returns and distributions over time, but—as noted earlier—also increases the variability of common shareholders’ net asset value per share in response to changing market conditions. During the current reporting period, the Fund’s financial leverage contributed positively to common share income and common share net asset value price return.

The Fund has a managed distribution program. The goal of this program is to provide common shareholders with relatively consistent and predictable cash flow by systematically converting the Fund’s expected long-term return potential into regular distributions. As a result, regular common share distributions throughout the year are likely to include a portion of expected long-term gains (both realized and unrealized), along with net investment income.

Important points to understand about the managed distribution program are:

•	The Fund seeks to establish a relatively stable common share distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about the Fund’s past or future investment performance from its current distribution rate.

•	Actual common share returns will differ from projected long-term returns (and therefore the Fund’s distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•	Each distribution is expected to be paid from some or all of the following sources:

•	net investment income (regular interest and dividends),

•	realized capital gains, and

•	unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

•	A non-taxable distribution is a payment of a portion of the Fund’s capital. When the Fund’s returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when the Fund’s returns fall short of distributions, the shortfall will represent a portion of your original principal, unless the

Nuveen Investments	9

shortfall is offset during other time periods over the life of your investment (previous or subsequent) when the Fund’s total return exceeds distributions.

•	Because distribution source estimates are updated during the year based on the Fund’s performance and forecast for its current fiscal year (which is the calendar year for the Fund), estimates on the nature of your distributions provided at the time the distributions are paid may differ from both the tax information reported to you in your Fund’s IRS Form 1099 statement provided at year end, as well as the ultimate economic sources of distributions over the life of your investment.

The following table provides estimated information regarding the Fund’s common share distributions and total return performance for the six months ended June 30, 2010. The distribution information is presented on a tax basis rather than a generally accepted accounting principles (GAAP) basis. This information is intended to help you better understand whether the Fund’s returns for the specified time period were sufficient to meet the Fund’s distributions.

3	The Fund elected to retain a portion of its realized long-term capital gains for the tax years ended December 31, 2007 and December 31, 2006, and pay required federal corporate income taxes on these amounts. As reported on Form 2439, Common shareholders on record date must include their pro-rata share of these gains on their applicable federal tax returns, and are entitled to take offsetting tax credits, for their pro-rata share of the taxes paid by the Fund. The total returns “Including retained gain tax credit/refund” include the economic benefit to Common shareholders on record date of these tax credits/refunds. The Fund had no retained capital gains for the tax years ended December 31, 2009 and December 31, 2008.

As of 6/30/10 (Common Shares)	JDD
Inception date	9/25/03
Six months ended June 30, 2010:
Per share distribution:
From net investment income	$0.18
From realized capital gains	0.29
Return of capital	0.00

Total per share distribution	$0.47

Annualized distribution rate on NAV	8.58%

Average annual total returns:
Excluding retained gain tax credit/refund[3]:
Six-Month (Cumulative) on NAV	2.50%
1-Year on NAV	34.39%
5-Year on NAV	0.57%
Since inception on NAV	4.81%

Including retained gain tax credit/refund[3]:
Six-Month (Cumulative) on NAV	2.50%
1-Year on NAV	34.39%
5-Year on NAV	1.25%
Since inception on NAV	5.34%

Common Share Repurchases and Share Price Information

As of June 30, 2010 and since the inception of the Fund’s repurchase program, the Fund has cumulatively repurchased common shares as shown in the accompanying table.

Common Shares	% of Outstanding
Repurchased	Common Shares

240,001	1.2%

10	Nuveen Investments

During the six-month reporting period, the Fund repurchased common shares at a weighted average price and a weighted average discount per common share as shown in the accompanying table.

	Weighted Average	Weighted Average
Common Shares	Price Per Common Share	Discount Per Common Share
Repurchased	Repurchased	Repurchased

30,100	$9.81	14.97%

As of June 30, 2010, the Fund’s common share price was trading at a -9.95% discount to its common share net asset value, compared with an average discount of -10.89% for the entire six-month period.

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JDD Performance OVERVIEW	Nuveen Diversified Dividend and Income Fund
as of June 30, 2010

Fund Snapshot
Common Share Price	$9.86

Common Share Net Asset Value	$10.95

Premium/(Discount) to NAV	-9.95%

Current Distribution Rate[1]	9.53%

Net Assets Applicable to Common Shares ($000)	$218,615

Portfolio Composition
(as a % of total investments)[2]
Real Estate Investment Trust	25.0%

Emerging Markets Debt	19.2%

Pharmaceuticals	5.3%

Media	5.1%

Insurance	5.1%

Health Care Providers & Services	4.2%

Hotels, Restaurants & Leisure	3.9%

Oil, Gas & Consumable Fuels	1.9%

Diversified Telecommunication Services	1.5%

Road & Rail	1.5%

Metals & Mining	1.5%

Short-Term Investments	7.0%

Other	18.8%

Real Estate Investment Trust
Top Five Sub-Industries
(as a % of total investments)[2]
Specialized	7.1%

Office	6.0%

Retail	5.0%

Residential	3.9%

Industrial	1.9%

Emerging Markets Debt
and Foreign Corporate Bonds
Top Five Countries
(as a % of total investments)[2]
Russian Federation	2.1%

Brazil	1.6%

Mexico	1.4%

Turkey	1.1%

Netherlands	1.1%

Average Annual Total Return
(Inception 9/25/03)
	On Share Price	On NAV
6-Month (Cumulative)	6.01%	2.50%

1-Year	50.56%	34.39%

5-Year	1.57%	0.57%

Since Inception	3.45%	4.81%

Average Annual Total Return[3]
(Including retained gain tax credit/refund)
	On Share Price	On NAV
6-Month (Cumulative)	6.01%	2.50%

1-Year	50.56%	34.39%

5-Year	2.29%	1.25%

Since Inception	3.99%	5.34%

Portfolio Allocation (as a % of total investments)2

2009-2010 Distributions Per Common Share

Common Share Price Performance—Weekly Closing Price

1	Current Distribution Rate is based on the Fund’s current annualized quarterly distribution divided by the Fund’s current market price. The Fund’s quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the investments in Fund’s distributions, a return of capital for tax purposes.
2	Excluding investments in derivatives.
3	As previously explained in the Common Share Distribution and Share Price Information section of this report, the Fund elected to retain a portion of its realized long-term capital gains for the tax years ended December 31, 2007 and December 31, 2006, and pay required federal corporate income taxes on these amounts. These standardized total returns include the economic benefit to Common shareholders of record of this tax credit/refund. The Fund had no retained capital gains for the tax years ended December 31, 2009 and December 31, 2008.

12	Nuveen Investments

Shareholder Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen Investments on April 6, 2010; at this meeting the shareholders were asked to vote on the election of Board Members.

JDD
Approval of the Board Members was reached as follows:
Common Shares
William C. Hunter
For	16,459,656
Withhold	523,745

Total	16,983,401

Judith M. Stockdale
For	16,449,919
Withhold	533,482

Total	16,983,401

Carole E. Stone
For	16,438,583
Withhold	544,818

Total	16,983,401

William J. Schneider
For	16,458,095
Withhold	525,306

Total	16,983,401

Nuveen Investments	13

JDD	Nuveen Diversified Dividend and Income Fund Portfolio of Investments
June 30, 2010 (Unaudited)

Shares	Description (1)	Value
	Common Stocks – 31.3% (24.0% of Total Investments)

	Aerospace & Defense – 1.8%

30,500	Lockheed Martin Corporation	$2,272,250
34,100	Raytheon Company	1,650,099

	Total Aerospace & Defense	3,922,349

	Biotechnology – 0.5%

21,000	Amgen Inc., (10)	1,104,600

	Building Products – 0.7%

35,400	Masonite Worldwide Holdings, (10)	1,557,600

	Commercial Banks – 0.6%

50,100	Wells Fargo & Company	1,282,560

	Commercial Services & Supplies – 1.1%

103,600	Pitney Bowes Inc.	2,275,056

	Communications Equipment – 1.0%

332,000	Motorola, Inc., (10)	2,164,640

	Containers & Packaging – 0.3%

32,200	Packaging Corp. of America	709,044

	Diversified Financial Services – 1.2%

714,500	Citigroup Inc., (10), (13)	2,686,520

	Diversified Telecommunication Services – 0.8%

60,000	Verizon Communications Inc.	1,681,200

	Food & Staples Retailing – 0.6%

68,000	Kroger Co.	1,338,920

	Household Products – 1.0%

37,200	Kimberly-Clark Corporation	2,255,436

	Industrial Conglomerates – 0.5%

80,000	General Electric Company	1,153,600

	Insurance – 6.5%

154,000	Genworth Financial Inc., Class A, (10), (13)	2,012,780
121,100	Hartford Financial Services Group, Inc.	2,679,943
37,000	Loews Corporation	1,232,470
61,800	MetLife, Inc.	2,333,568
115,900	Symetra Financial Corporation	1,390,800
60,500	Travelers Companies, Inc.	2,979,625
66,500	Unum Group	1,443,050

	Total Insurance	14,072,236

	Machinery – 1.5%

25,300	Caterpillar Inc.	1,519,771
37,600	Ingersoll Rand Company Limited, Class A	1,296,824
26,328	Trinity Industries Inc.	466,532

	Total Machinery	3,283,127

	Media – 0.0%

3,577	SuperMedia Inc., (10)	65,423

	Metals & Mining – 2.0%

41,000	AngloGold Ashanti Limited, Sponsored ADR, (13)	1,770,380
57,100	Barrick Gold Corporation	2,592,911

	Total Metals & Mining	4,363,291

	Oil, Gas & Consumable Fuels – 2.5%

41,300	Eni S.p.A., Sponsored ADR	1,509,515
14,000	Exxon Mobil Corporation	798,980

14	Nuveen Investments

Shares	Description (1)	Value
	Oil, Gas & Consumable Fuels (continued)

16,100	Occidental Petroleum Corporation	$1,242,115
41,000	Total S.A., Sponsored ADR	1,830,240

	Total Oil, Gas & Consumable Fuels	5,380,850

	Pharmaceuticals – 5.1%

94,400	Biovail Corporation	1,816,256
43,400	GlaxoSmithKline PLC, Sponsored ADR	1,476,034
85,000	Merck & Company Inc.	2,972,450
155,000	Pfizer Inc.	2,210,300
89,000	Sanofi-Aventis, ADR	2,675,340

	Total Pharmaceuticals	11,150,380

	Road & Rail – 0.5%

16,500	Union Pacific Corporation, (13)	1,146,915

	Software – 1.9%

168,700	CA Inc.	3,104,080
46,400	Microsoft Corporation	1,067,664

	Total Software	4,171,744

	Tobacco – 1.2%

55,300	Philip Morris International	2,534,952

	Total Common Stocks (cost $69,689,927)	68,300,443

Shares	Description (1)	Value
	Real Estate Investment Trust Common Stocks – 32.6% (25.0% of Total Investments)

	Diversified – 1.4%

41,391	Vornado Realty Trust	$3,019,473

	Industrial – 2.5%

115,450	AMB Property Corp.	2,737,320
272,650	ProLogis	2,761,945

	Total Industrial	5,499,265

	Office – 7.8%

42,250	Boston Properties, Inc.	3,014,115
79,900	Corporate Office Properties	3,017,024
193,700	Douglas Emmett Inc.	2,754,414
437,150	HRPT Properties Trust	2,714,701
96,750	Mack-Cali Realty Corporation	2,876,378
48,100	SL Green Realty Corporation	2,647,424

	Total Office	17,024,056

	Residential – 5.1%

137,326	Apartment Investment & Management Company, Class A	2,660,005
29,525	AvalonBay Communities, Inc.	2,756,749
67,800	Equity Residential	2,823,192
29,100	Essex Property Trust Inc.	2,838,414

	Total Residential	11,078,360

	Retail – 6.5%

44,300	Federal Realty Investment Trust	3,112,961
70,991	Macerich Company	2,649,384
80,450	Regency Centers Corporation	2,767,480
38,035	Simon Property Group, Inc.	3,071,326
70,400	Taubman Centers Inc.	2,649,152

	Total Retail	14,250,303

	Specialized – 9.3%

94,300	Health Care Property Investors Inc.	3,041,175
134,950	Healthcare Realty Trust, Inc.	2,964,851
209,192	Host Hotels & Resorts Inc.	2,819,908
34,124	Public Storage, Inc.	2,999,841
139,900	Senior Housing Properties Trust	2,813,389

Nuveen Investments	15

JDD	Nuveen Diversified Dividend and Income Fund (continued) Portfolio of Investments June 30, 2010 (Unaudited)

Shares	Description (1)				Value
	Specialized (continued)

271,600	Sunstone Hotel Investors Inc., (10)				$2,696,988
64,400	Ventas Inc.				3,023,580

	Total Specialized				20,359,732

	Total Real Estate Investment Trust Common Stocks (cost $58,661,071)				71,231,189

Shares	Description (1)	Coupon		Ratings (2)	Value
	Capital Preferred Securities – 0.7% (0.5% of Total Investments)

	Food Products – 0.7%

15	HJ Heinz Finance Company, 144A	8.000%		BB+	$1,606,875

	Capital Preferred Securities (cost $1,310,000)				1,606,875

		Weighted
Principal		Average
Amount (000)	Description (1)	Coupon	Maturity (3)	Ratings (2)	Value
	Variable Rate Senior Loan Interests – 31.7% (24.3% of Total Investments) (4)

	Chemicals – 1.8%

$400	Celanese US Holdings LLC, Credit Linked Deposit	2.101%	4/02/14	BB+	$377,500
904	Celanese US Holdings LLC, Term Loan	2.042%	4/02/14	BB+	859,084
941	Hexion Specialty Chemicals, Inc., Term Loan C4	2.625%	5/05/13	Ba3	852,095
1,871	Rockwood Specialties Group, Inc., Term Loan H	6.000%	5/15/14	Ba2	1,873,673

4,116	Total Chemicals				3,962,352

	Commercial Services & Supplies – 0.5%

995	Universal City Development Partners, Ltd., Term Loan	5.500%	11/06/14	Ba2	992,923

	Diversified Telecommunication Services – 1.3%

330	Intelsat, Tranche B2, Term Loan A	2.792%	1/03/14	BB–	306,353
330	Intelsat, Tranche B2, Term Loan B	2.792%	1/03/14	BB–	306,259
330	Intelsat, Tranche B2, Term Loan C	2.792%	1/03/14	BB–	306,259
1,906	Intelsat, Tranche B2, Term Loan	2.792%	7/03/13	BB–	1,801,052

2,896	Total Diversified Telecommunication Services				2,719,923

	Electric Utilities – 1.4%

777	Dynegy Holdings, Inc., Delayed Term Loan	4.100%	4/02/13	Ba2	727,528
216	Dynegy Holdings, Inc., Term Loan	4.100%	4/02/13	Ba2	201,898
1,945	TXU Corporation, Term Loan B2	3.975%	10/10/14	B+	1,442,947
975	TXU Corporation, Term Loan B3	3.851%	10/10/14	B+	723,130

3,913	Total Electric Utilities				3,095,503

	Electronic Equipment & Instruments – 0.4%

960	Sensata Technologies B.V., Term Loan	2.078%	4/27/13	BB–	898,800

	Food Products – 0.6%

1,300	Michael Foods Group, Inc., Term Loan B	6.250%	6/29/16	BB–	1,303,453

	Health Care Equipment & Supplies – 0.9%

1,955	Biomet, Inc., Term Loan	3.510%	3/25/15	BB–	1,883,071

	Health Care Providers & Services – 5.4%

97	Community Health Systems, Inc., Delayed Term Loan	2.788%	7/25/14	BB	90,781
1,892	Community Health Systems, Inc., Term Loan	2.788%	7/25/14	BB	1,769,399
1,041	Fresenius SE, Term Loan C1	4.500%	9/10/14	BBB–	1,043,190
594	Fresenius SE, Term Loan C2	4.500%	9/10/14	BBB–	595,897
1,655	HCA, Inc., Term Loan	3.783%	3/31/17	BB	1,584,744
1,815	Health Management Associates, Inc., Term Loan	2.283%	2/28/14	BB–	1,692,441
1,910	Quintiles Transnational Corporation, Term Loan B	2.471%	3/31/13	BB	1,836,944
1,945	Rehabcare Group Inc., Term Loan B	6.000%	11/24/15	BB	1,938,869
229	United Surgical Partners International, Inc., Delayed Term Loan	2.350%	4/21/14	Ba3	212,178
1,217	United Surgical Partners International, Inc., Term Loan	2.336%	4/19/14	Ba3	1,125,889

12,395	Total Health Care Providers & Services				11,890,332

	Hotels, Restaurants & Leisure – 5.0%

2,000	24 Hour Fitness Worldwide, Inc., Term Loan B	6.750%	4/22/16	Ba2	1,857,500
642	CBRL Group, Inc., Term Loan B1	1.850%	4/27/13	BB–	625,126

16	Nuveen Investments

		Weighted
Principal		Average
Amount (000)	Description (1)	Coupon	Maturity (3)	Ratings (2)	Value
	Hotels, Restaurants & Leisure (continued)

$24	CBRL Group, Inc., Term Loan B2	1.850%	4/26/13	BB–	$23,767
2,426	Cedar Fair LP, Extended US Term Loan	4.347%	8/30/14	BB–	2,404,229
994	Reynolds Group Holdings, Inc., US Term Loan	6.250%	11/05/15	BB–	989,278
1,990	SW Acquisitions Co., Inc., Term Loan	5.750%	6/01/16	BB+	1,989,067
89	Travelport LLC, Letter of Credit	3.033%	8/23/13	Ba3	83,725
445	Travelport LLC, Term Loan	2.811%	8/23/13	Ba3	417,269
588	Venetian Casino Resort LLC, Delayed Term Loan	2.100%	5/23/14	B–	521,278
2,328	Venetian Casino Resort LLC, Term Loan	2.100%	5/23/14	B–	2,063,837

11,526	Total Hotels, Restaurants & Leisure				10,975,076

	Independent Power Producers & Energy Traders – 0.8%

750	KGEN LLC, Synthetic Letter of Credit	2.313%	2/05/14	BB–	697,500
1,206	KGEN LLC, Term Loan B	2.125%	2/08/14	BB–	1,121,811

1,956	Total Independent Power Producers & Energy Traders				1,819,311

	Industrial Conglomerates – 0.3%

747	CF Industries, Inc., Term Loan	4.500%	4/05/15	BBB	748,947

	Insurance – 0.2%

498	Conseco, Inc., Term Loan	7.500%	10/10/13	B2	482,560

	IT Services – 1.6%

1,945	First Data Corporation, Term Loan B1	3.097%	9/24/14	B+	1,640,553
1,986	SunGard Data Systems, Inc., Term Loan B	2.100%	2/28/14	BB	1,873,993

3,931	Total IT Services				3,514,546

	Machinery – 0.3%

693	Manitowoc Company, Term Loan	7.500%	11/06/14	BB	692,184

	Media – 6.7%

1,910	Charter Communications Operating Holdings LLC, Term Loan C	3.790%	9/06/16	BB+	1,783,051
235	Charter Communications Operating Holdings LLC, Term Loan	2.350%	3/06/14	BB+	218,637
1,828	Emmis Operating Company, Term Loan	4.537%	11/01/13	Caa2	1,614,488
722	Idearc, Inc., Term Loan	8.000%	12/31/15	B–	621,173
2,481	Mediacom Broadband LLC, Tranche D, Term Loan	5.500%	3/31/17	BB–	2,429,558
958	Metro-Goldwyn-Mayer Studios, Inc., Term Loan B, (5), (6), (7)	18.500%	4/09/12	N/R	436,934
586	Nielsen Finance LLC, Term Loan A	2.350%	8/09/13	Ba3	552,279
1,247	Nielsen Finance LLC, Term Loan B	4.100%	5/02/16	Ba3	1,202,298
1,475	Tribune Company, Term Loan B, (5), (6)	3.000%	6/04/14	Ca	901,962
341	Tribune Company, Term Loan X, (5), (6)	2.750%	N/A	Ca	206,791
1,987	Univision Communications, Inc., Term Loan	2.597%	9/29/14	B2	1,672,991
2,000	UPC Broadband Holding BV, Term Loan N	2.180%	12/31/17	Ba3	1,837,500
1,690	Yell Group PLC, Term Loan	4.097%	7/31/14	N/R	1,105,452

17,460	Total Media				14,583,114

	Pharmaceuticals – 1.8%

1,242	Mylan Laboratories, Inc., Term Loan	3.754%	10/02/14	BB+	1,234,424
1,564	Warner Chilcott Corporation, Add on Term Loan	5.750%	4/30/15	BB+	1,563,783
483	Warner Chilcott Corporation, Term Loan A	5.500%	10/30/14	BB+	482,809
228	Warner Chilcott Corporation, Term Loan B1	5.750%	4/30/15	BB+	227,349
379	Warner Chilcott Corporation, Term Loan B2	5.750%	4/30/15	BB+	378,577

3,896	Total Pharmaceuticals				3,886,942

	Real Estate Management & Development – 0.5%

1,150	LNR Property Corporation, Term Loan B	7.750%	7/12/11	CCC	1,112,615

	Road & Rail – 1.5%

266	Hertz Corporation, Letter of Credit	2.098%	12/21/12	Ba1	253,972
1,439	Hertz Corporation, Term Loan	2.100%	12/21/12	Ba1	1,373,264
1,731	Swift Transportation Company, Inc., Term Loan	8.250%	5/12/14	B–	1,606,336

3,436	Total Road & Rail				3,233,572

	Textiles, Apparel & Luxury Goods – 0.3%

720	Phillips-Van Heusen Corporation, Tommy Hilfiger B.V., U.S. Tranche B, Term Loan	4.750%	5/06/16	BBB	721,350

Nuveen Investments	17

JDD	Nuveen Diversified Dividend and Income Fund (continued) Portfolio of Investments June 30, 2010 (Unaudited)

			Weighted
Principal			Average
Amount (000)		Description (1)	Coupon	Maturity (3)	Ratings (2)	Value
		Trading Companies & Distributors – 0.4%

$116		Brenntag Holdings GmbH & Co. KG, Acquisition Facility	4.070%	1/20/14	BBB–	$114,691
666		Brenntag Holdings GmbH & Co. KG, Facility B2	4.078%	1/20/14	BBB–	659,118

782		Total Trading Companies & Distributors				773,809

$75,325		Total Variable Rate Senior Loan Interests (cost $74,695,641)				69,290,383

Principal
Amount (000) (8)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		Emerging Markets Debt and Foreign Corporate Bonds – 25.0% (19.2% of Total Investments)

		Argentina – 0.8%

$210		Arcos Dorados S.A., 144A	7.500%	10/01/19	BBB–	$220,500
250		City of Buenos Aires, Argentina, 144A	12.500%	4/06/15	B2	254,375
958		Republic of Argentina	8.280%	12/31/33	B–	659,837
121		Republic of Argentina	8.280%	12/31/33	B–	80,916
724	EUR	Republic of Argentina	7.820%	12/31/33	B–	522,682
175	EUR	Republic of Argentina	2.260%	12/31/38	B–	64,200

		Total Argentina				1,802,510

		Bahrain – 0.2%

430		Kingdom of Bahrain, 144A	5.500%	3/31/20	A	434,058

		Brazil – 2.0%

280		Banco do Brasil, 144A	8.500%	10/20/49	Baa2	310,100
605		Banco Nacional de Desenvolvimento Economico e Social, Reg S	6.369%	6/16/18	BBB–	646,594
225		Cia Brasileira de Bebidas	8.750%	9/15/13	A3	264,375
695	BRL	Companhia Energetica de Sao Paulo, 144A	9.750%	1/15/15	Ba2	493,194
280		Federative Republic of Brazil	10.500%	7/14/14	BBB–	357,000
120		Federative Republic of Brazil	7.875%	3/07/15	BBB–	142,800
650		Federative Republic of Brazil	6.000%	1/17/17	BBB–	718,250
70		Federative Republic of Brazil	11.000%	8/17/40	BBB–	94,080
265		Globo Comunicacao Participacoes, S.A., 144A	7.250%	4/26/22	BBB–	276,925
70	BRL	National Treasury Note of Brazil	10.000%	1/01/12	BBB+	377,167
155		Petrobras International Finance Company	8.375%	12/10/18	Baa1	185,626
385		Petrobras International Finance Company	7.875%	3/15/19	Baa1	442,426
150		Telemar Norte Leste S.A., 144A	9.500%	4/23/19	Baa2	180,375

		Total Brazil				4,488,912

		Canada – 0.1%

225		Pacific Rubiales Energy Corporation, 144A	8.750%	11/10/16	B+	244,125

		Cayman Islands – 0.4%

471		Fibria Overseas Finance, 144A	7.500%	5/04/20	Ba1	480,420
180		Minerva Overseas II Limited, 144A	10.875%	11/15/19	B–	180,000
120		Pontis Limited	6.250%	7/20/10	BBB–	118,200

		Total Cayman Islands				778,620

		Chile – 0.3%

125		Colbun S.A., 144A	6.000%	1/21/20	BBB–	130,978
450		Coporacion Nacional del Cobre de Chile, Reg S	5.625%	9/21/35	A1	460,935
55		Empresa Nacional del Petroleo, 144A	4.875%	3/15/14	A3	58,467

		Total Chile				650,380

		Colombia – 1.3%
1,020		Republic of Colombia	11.750%	2/25/20	BBB–	1,519,800
839,000	COP	Republic of Colombia	9.850%	6/28/27	BB+	570,846
535		Republic of Colombia	10.375%	1/28/33	BBB–	790,462

		Total Colombia				2,881,108

		Costa Rica – 0.2%

285		Republic of Costa Rica, Reg S	9.995%	8/01/20	BB+	384,750

		Cote d’Ivoire (Ivory Coast) – 0.2%

615		Ivory Coast Republic, Reg S	2.500%	12/31/32	N/A	353,625

		Croatia – 0.1%

325		Republic of Croatia, 144A	6.750%	11/05/19	BBB	340,815

18	Nuveen Investments

Principal
Amount (000) (8)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		Dominican Republic – 0.1%

$100		Dominican Republic, 144A	7.500%	5/06/21	B1	$103,500
219		Dominican Republic, Reg S	9.040%	1/23/18	B	243,729

		Total Dominican Republic				347,229

		Egypt – 0.1%

125		Arab Republic of Egypt, 144A	6.875%	4/30/40	BB+	122,500

		El Salvador – 0.5%

416		Republic of El Salvador, Reg S	7.750%	1/24/23	Ba1	458,640
510		Republic of El Salvador, Reg S	7.625%	9/21/34	Ba1	558,450

		Total El Salvador				1,017,090

		Gabon – 0.1%

235		Republic of Gabon, Reg S	8.200%	12/12/17	BB–	252,695

		Germany – 0.1%

215		Rearden G Holdings	7.875%	3/30/20	BB–	218,225

		Hungary – 0.1%

195		Republic of Hungary, Government Bond	6.250%	1/29/20	Baa1	192,606
31,000	HUF	Republic of Hungary, Treasury Bill	6.000%	11/24/23	Baa1	115,363

		Total Hungary				307,969

		Indonesia – 0.5%

135		Republic of Indonesia, Reg S	10.375%	5/04/14	BB	166,725
130		Republic of Indonesia, Reg S	7.250%	4/20/15	BB	148,463
110		Republic of Indonesia, Reg S	6.875%	3/09/17	BB	124,629
385		Republic of Indonesia, Reg S	11.625%	3/04/19	BB	555,362

		Total Indonesia				995,179

		Iraq – 0.1%

350		Republic of Iraq	5.800%	1/15/28	N/R	284,900

		Kazakhstan – 1.1%

340		Halyk Savings Bank of Kazakhstan	7.250%	5/03/17	Ba2	316,200
400		Kazakhstan Development Bank	6.500%	6/03/20	BBB–	382,000
430		KazMuniaGaz Finance Subsidiary, 144A	11.750%	1/23/15	Baa2	528,384
465		KazMuniaGaz Finance Subsidiary, 144A	9.125%	7/02/18	Baa2	535,912
325		KazMuniaGaz Finance Subsidiary, Reg S	9.125%	7/02/18	Baa1	375,375
193		Tengizchevroil LLP, 144A	6.124%	11/15/14	BBB–	199,708

		Total Kazakhstan				2,337,579

		Lithuania – 0.4%

175		Republic of Lithuania, 144A	7.375%	2/11/20	Baa1	186,243
725		Republic of Lithuania	7.375%	2/11/20	Baa1	763,063

		Total Lithuania				949,306

		Malaysia – 0.7%

450		Penerbangan Malaysia Berhad, Reg S	5.625%	3/15/16	A–	503,640
275		Pertoliam Nasional Berhad, Reg S	7.625%	10/15/26	A–	344,639
565		Petronas Capital Limited, 144A	5.250%	8/12/19	A1	596,201

		Total Malaysia				1,444,480

		Mexico – 1.9%

80		Banco Mercantil del Norte, Reg S	6.135%	10/13/16	A3	80,198
255		Cemex Finance LLC, 144A	9.500%	12/14/16	B	247,350
120		Corporacion GEO S.A.B. de C.V, 144A	9.250%	6/30/20	BB–	120,444
2,785	MXN	Mexico Bonos de DeSarrollo	7.250%	12/15/16	A	223,458
2,825	MXN	Mexico Bonos de DeSarrollo	7.750%	12/14/17	A	232,281
100		Pemex Project Funding Master Trust	5.750%	3/01/18	Baa1	105,259
450		United Mexican States	5.875%	2/17/14	Baa1	495,900
4,669	MXN	United Mexican States	9.500%	12/18/14	A	408,793
150,000	ITL	United Mexican States, (9)	11.000%	5/08/17	Baa1	129,073
450		United Mexican States	5.950%	3/19/19	Baa1	501,750
500		United Mexican States	7.500%	4/08/33	Baa1	628,750

Nuveen Investments	19

JDD	Nuveen Diversified Dividend and Income Fund (continued) Portfolio of Investments June 30, 2010 (Unaudited)

Principal
Amount (000) (8)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		Mexico (continued)

$730		United Mexican States	6.050%	1/11/40	Baa1	$773,800
150		Urbi Desarrollos Urbanos S.A.B. de C.V, 144A	9.500%	1/21/20	BB–	156,375

		Total Mexico				4,103,431

		Morocco – 0.1%

105	EUR	Kingdom of Morocco, Reg S	5.375%	6/27/17	BBB–	134,719

		Netherlands – 1.4%
454		Intergas Finance B.V., Reg S	6.375%	5/14/17	Baa1	456,270
375		Kazakhstan Temir Zholy JSC, Reg S	7.000%	5/13/16	Baa3	370,781
105		Majapahit Holdings BV, 144A	8.000%	8/07/19	BB	116,025
685		Majapahit Holdings BV, Reg S	8.000%	8/07/19	BB	756,925
1,050		Majapahit Holdings BV	7.875%	6/28/37	BB	1,078,875
240		Voto Votorantim Overseas Trading Operations, 144A	6.625%	9/25/19	BBB	244,800

		Total Netherlands				3,023,676

		Pakistan – 0.2%

160		Islamic Republic of Pakistan, Reg S	7.125%	3/31/16	B–	152,442
130		Islamic Republic of Pakistan, Reg S	6.875%	6/01/17	B–	118,144
175		Islamic Republic of Pakistan, Reg S	7.875%	3/31/36	B–	134,633

		Total Pakistan				405,219

		Panama – 0.8%

180		AES Panama, Reg S	6.350%	12/21/16	BB+	186,134
160		Republic of Panama	7.250%	3/15/15	BBB–	186,000
1,060		Republic of Panama	8.875%	9/30/27	BBB–	1,417,750

		Total Panama				1,789,884

		Peru – 0.9%

280		Banco Credito del Peru, 144A	9.750%	11/06/69	BB	312,200
410		Republic of Peru	7.350%	7/21/25	BBB–	493,025
895		Republic of Peru	8.750%	11/21/33	BBB–	1,217,200

		Total Peru				2,022,425

		Philippines – 1.0%

380		National Power Corporation	9.625%	5/15/28	BB–	465,500
130		Republic of the Philippines	9.875%	1/15/19	BB–	173,394
200		Republic of the Philippines	6.500%	1/20/20	BB–	220,600
75		Republic of the Philippines	9.500%	10/21/24	BB–	100,785
205		Republic of the Philippines	9.500%	2/02/30	BB–	278,287
750		Republic of the Philippines	6.375%	10/23/34	BB–	754,650
130		The Power Sector Assets and Liabilities Management Corporation of the Philippines, Reg S	7.250%	5/27/19	BB–	144,048

		Total Philippines				2,137,264

		Poland – 0.5%

20		Republic of Poland	5.000%	10/19/15	A2	21,294
580		Republic of Poland	6.375%	7/15/19	A2	644,510
335	EUR	Republic of Poland	5.250%	1/20/25	A2	408,631

		Total Poland				1,074,435

		Qatar – 0.4%

300		Commercial Bank of Qatar, 144A	7.500%	11/18/19	A2	321,028
230		State of Qatar, 144A	6.400%	1/20/40	Aa2	245,525
225		State of Qatar, Reg S	9.750%	6/15/30	Aa2	327,375

		Total Qatar				893,928

		Russian Federation – 2.8%

310		Alrosa Finance S.A., Reg S	8.875%	11/17/14	Ba3	329,762
505		Gaz Capital S.A., Reg S	9.250%	4/23/19	Baa1	583,275
635		Gaz Capital S.A., 144A	9.250%	4/23/19	Baa1	733,425
325		Gaz Capital S.A., Reg S	8.625%	4/28/34	Baa1	374,156
1,300		Russian Federation, 144A	3.625%	4/29/15	Baa1	1,264,250
300		Russian Federation, 144A	5.000%	4/29/20	Baa1	291,000
425		Russian Federation, Reg S	11.000%	7/24/18	BBB	588,094
600		Russian Federation, Reg S	5.000%	4/29/20	Baa1	582,000
156		Russian Federation, Reg S	7.500%	3/31/30	Baa1	176,701

20	Nuveen Investments

Principal
Amount (000) (8)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		Russian Federation (continued)

$375		Russian Ministry of Finance, Reg S	12.750%	6/24/28	BBB	$630,038
340		Transcapitalinvest LP, Reg S	5.670%	3/05/14	Baa1	347,650
155		VTB Capital S.A., 144A	6.465%	3/04/15	Baa1	155,775

		Total Russian Federation				6,056,126

		Serbia – 0.1%

334		Republic of Serbia, Reg S	6.750%	11/01/24	BB–	328,498

		South Africa – 0.8%

565		Republic of South Africa	7.375%	4/25/12	A3	619,014
390		Republic of South Africa	6.875%	5/27/19	A3	448,013
730		Republic of South Africa	5.500%	3/09/20	A3	758,287

		Total South Africa				1,825,314

		South Korea – 0.2%

135		Korea Development Bank	8.000%	1/23/14	A1	153,791
115		National Agricultural Cooperative Federation, Reg S	5.000%	9/30/14	A	119,909
140		Republic of Korea	5.750%	4/16/14	A1	152,888

		Total South Korea				426,588

		Trinidad – 0.1%

185		Petroleum Company of Trinidad & Tobago Limited, 144A	9.750%	8/14/19	BBB	211,825

		Tunisia – 0.2%

195		Banque de Tunisie	7.375%	4/25/12	BBB	212,804
110	EUR	Banque de Tunisie, Reg S	4.500%	6/22/20	BBB	131,823

		Total Tunisia				344,627

		Turkey – 1.4%

500		Republic of Turkey, Government Bond	9.500%	1/15/14	BB	591,875
135		Republic of Turkey, Government Bond	7.250%	3/15/15	BB	151,875
550		Republic of Turkey, Government Bond	6.750%	4/03/18	BB	605,000
1,325		Republic of Turkey, Government Bond	7.250%	3/05/38	BB	1,427,688
340		Republic of Turkey, Government Bond	6.750%	5/30/40	BB	342,550

		Total Turkey				3,118,988

		Ukraine – 0.9%

505		Republic of Ukraine, Reg S	6.875%	3/04/11	B	506,263
325		Republic of Ukraine, Reg S	6.385%	6/26/12	B	325,000
510		Republic of Ukraine, Reg S	7.650%	6/11/13	B	516,426
595	EUR	Republic of Ukraine, Reg S	4.950%	10/13/15	B	638,465

		Total Ukraine				1,986,154

		United Arab Emirates – 0.1%

190		Emirate of Abu Dhabi, 144A	5.500%	4/08/14	AA	207,484
100		Emirate of Abu Dhabi	6.750%	4/08/19		114,630

		Total United Arab Emirates				322,114

		Uruguay – 0.7%

360		Republic of Uruguay	7.875%	1/15/33	BB	428,400
962		Republic of Uruguay	7.625%	3/21/36	BB	1,120,326

		Total Uruguay				1,548,726

		Venezuela – 1.1%

110		Petroleos de Venezuela S.A., Reg S	5.250%	4/12/17	B+	59,400
1,400		Republic of Venezuela, Reg S	7.750%	10/13/19	BB–	843,500
625		Republic of Venezuela, Reg S	9.000%	5/07/23	BB–	390,625
255		Republic of Venezuela, Reg S	9.250%	5/07/28	BB–	156,825
270		Republic of Venezuela	8.500%	10/08/14	BB–	208,575
260		Republic of Venezuela	8.250%	10/13/24	BB–	151,450
285		Republic of Venezuela	7.650%	4/21/25	BB–	154,613
565		Republic of Venezuela	9.375%	1/13/34	BB–	353,125

		Total Venezuela				2,318,113

		Total Emerging Markets Debt and Foreign Corporate Bonds (cost $51,441,053)				54,708,109

Nuveen Investments	21

JDD	Nuveen Diversified Dividend and Income Fund (continued) Portfolio of Investments June 30, 2010 (Unaudited)

Principal
Amount (000)	Description (1)	Coupon	Maturity	Value
	Short-Term Investments – 9.1% (7.0% of Total Investments)

$19,832	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/10, repurchase price $19,908,246, collateralized by: $11,205,000 U.S. Treasury Notes, 2.500%, due 6/30/17, value $11,162,981 and $8,740,000 U.S. Treasury Notes, 3.000%, due 2/28/17, value $9,144,225	0.000%	7/01/10	$19,831,560

	Total Short-Term Investments (cost $19,831,560)			19,831,560

	Total Investments (cost $275,629,252) – 130.4%			284,968,559

	Borrowings – (29.7)% (11)			(65,000,000)

	Other Assets Less Liabilities – (0.7)%			(1,353,748)

	Net Assets Applicable to Common Shares – 100%			$218,614,811

Investments in Derivatives

Call Options Written outstanding at June 30, 2010:

		Notional	Expiration	Strike
Number of Contracts	Type	Amount (12)	Date	Price	Value
(410)	Anglogold Limited	$(1,640,000)	10/16/10	$40.0	$(213,200)
(3,090)	Citigroup Inc.	(1,236,000)	9/18/10	4.0	(72,615)
(1,540)	Genworth Financial Inc.	(2,618,000)	9/18/10	17.0	(36,960)
(165)	Union Pacific Corporation	(1,237,500)	8/21/10	75.0	(25,988)

(5,205)	Total Call Options Written (premiums received $612,662)	$(6,731,500)			$(348,763)

Forward Foreign Currency Exchange Contracts outstanding at June 30, 2010:
					Unrealized
					Appreciation
	Amount	In Exchange	Amount	Settlement	(Depreciation)
Currency Contracts to Deliver	(Local Currency)	For Currency	(Local Currency)	Date	(U.S. Dollars)
Brazilian Real	781,000	U.S. Dollar	420,005	9/15/10	$(5,528)
Brazilian Real	781,000	U.S. Dollar	420,458	9/15/10	(5,075)
Colombian Peso	2,995,523,000	U.S. Dollar	1,580,334	7/30/10	3,452
Euro	1,107,000	U.S. Dollar	1,321,492	9/15/10	(32,747)
Euro	1,106,000	U.S. Dollar	1,320,929	9/15/10	(32,086)
Euro	153,000	U.S. Dollar	187,428	9/15/10	257
Euro	125,000	U.S. Dollar	153,735	9/15/10	817
Hungarian Forint	23,700,000	U.S. Dollar	98,635	9/15/10	(2,124)
Israeli Shekel	2,270,000	U.S. Dollar	592,751	9/15/10	8,991
Mexican Peso	12,433,000	U.S. Dollar	962,724	9/15/10	8,843
Peruvian Nouveau Sol	890,000	U.S. Dollar	311,734	10/14/10	(2,158)
Turkish Lira	950,000	U.S. Dollar	581,930	9/15/10	(10,928)
U.S. Dollar	415,954	Colombian Peso	788,232,000	7/30/10	(1,018)
U.S. Dollar	198,911	Colombian Peso	377,930,000	7/30/10	37
U.S. Dollar	31,044	Colombian Peso	59,200,000	7/30/10	120
U.S. Dollar	98,245	Colombian Peso	187,156,000	7/30/10	277
U.S. Dollar	278,400	Colombian Peso	534,528,000	7/30/10	2,982
U.S. Dollar	995,823	Euro	817,000	9/15/10	3,647
U.S. Dollar	307,676	Indonesian Rupiah	2,822,000,000	7/30/10	2,196
U.S. Dollar	584,630	Israeli Shekel	2,270,000	9/15/10	(869)
U.S. Dollar	155,668	Kazakhstan Tenge	22,343,000	7/13/10	(4,191)
U.S. Dollar	118,089	Kazakhstan Tenge	16,993,000	7/12/10	(2,874)
U.S. Dollar	37,044	Kazakhstan Tenge	5,364,000	7/12/10	(676)
U.S. Dollar	467,235	Kazakhstan Tenge	68,450,000	3/10/11	(6,264)
U.S. Dollar	662,529	Mexican Peso	8,606,000	9/15/10	(2,263)
U.S. Dollar	618,505	New Taiwan Dollar	19,820,000	7/30/10	(1,101)
U.S. Dollar	313,050	Peruvian Nouveau Sol	890,000	10/14/10	842
U.S. Dollar	303,311	Philippine Peso	14,060,000	7/30/10	(919)
U.S. Dollar	293,066	South Korean Won	365,160,000	9/15/10	5,043
U.S. Dollar	596,621	Turkish Lira	950,000	9/15/10	(3,764)
U.S. Dollar	105,034	Ukraine Hryvna	1,050,341	7/22/10	27,625
U.S. Dollar	105,100	Ukraine Hryvna	1,051,000	7/22/10	27,642
U.S. Dollar	994,877	Yuan Renminbi	6,681,000	9/28/10	(9,639)
U.S. Dollar	255,804	Yuan Renminbi	1,719,000	9/28/10	(2,305)
Ukraine Hryvna	1,261,000	U.S. Dollar	120,095	7/22/10	(39,170)
Ukraine Hryvna	840,341	U.S. Dollar	87,536	7/22/10	(18,600)

					$(91,528)

22	Nuveen Investments

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade.
(3)	Senior Loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans may occur. As a result, the actual remaining maturity of Senior Loans held may be substantially less than the stated maturities shown.
(4)	Senior Loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks.
Senior Loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the disposition of a Senior Loan.
(5)	At or subsequent to June 30, 2010, this issue was under the protection of the Federal Bankruptcy Court.
(6)	Non-income producing; denotes that the issuer has defaulted on the payment of principal or interest.
(7)	At or subsequent to June 30, 2010, the Fund’s Adviser concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income and “write-off” any remaining recorded balances on the Fund’s records.
(8)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.
(9)	Market of issuance for this investment is Euro. Euro par equals 77,469.
(10)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(11)	Borrowings as a percentage of Total Investments is 22.8%.
(12)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.
(13)	Investment, or portion of investment, has been pledged as collateral for call options written.
N/A	Not applicable.
N/R	Not rated.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.
ADR	American Depositary Receipt.
Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.
BRL	Brazilian Real
COP	Colombian Peso
EUR	Euro
HUF	Hungarian Forint
ITL	Italian Lira
MXN	Mexican Peso

See accompanying notes to financial statements.

Nuveen Investments	23

Statement of ASSETS & LIABILITIES
June 30, 2010 (Unaudited)

Assets
Investments, at value (cost $275,629,252)	$284,968,559
Cash	27,641
Cash denominated in foreign currencies (cost $122,277)	120,575
Unrealized appreciation on forward foreign currency exchange contracts	92,771
Receivables:
Dividends	340,323
Interest	1,268,762
Investments sold	15,430,159
Reclaims	44,912
Other assets	142,752

Total assets	302,436,454

Liabilities
Borrowings	65,000,000
Call options written, at value (premiums received $612,662)	348,763
Unrealized depreciation on forward foreign currency exchange contracts	184,299
Payable:
Common share dividends	4,538,209
Investment purchased	13,402,663
Accrued expenses:
Interest on borrowings	70,312
Management fees	173,904
Other	103,493

Total liabilities	83,821,643

Net assets applicable to Common shares	$218,614,811

Common shares outstanding	19,962,818

Net asset value per Common share outstanding (net assets applicable to Common shares, divided by Common shares outstanding)	$10.95

Net assets applicable to Common shares consist of:

Common shares, $.01 par value per share	$199,628
Paid-in surplus	284,966,991
Undistributed (Over-distribution of) net investment income	(7,397,814)
Accumulated net realized gain (loss)	(68,656,765)
Net unrealized appreciation (depreciation)	9,502,771

Net assets applicable to Common shares	$218,614,811

Authorized shares:
Common	Unlimited
FundPreferred	Unlimited

See accompanying notes to financial statements.

24	Nuveen Investments

Statement of OPERATIONS
Six Months Ended June 30, 2010 (Unaudited)

Investment Income
Dividends (net of foreign tax withheld of $58,112)	$2,035,376
Interest (net of foreign tax withheld of $926)	2,824,056

Total investment income	4,859,432

Expenses
Management fees	1,294,850
Shareholders’ servicing agent fees and expenses	842
Interest expense on borrowings	419,647
Fees on borrowings	14,672
Custodian’s fees and expenses	85,947
Trustees’ fees and expenses	6,309
Professional fees	30,109
Shareholders’ reports – printing and mailing expenses	52,812
Stock exchange listing fees	4,507
Investor relations expense	19,365
Other expenses	8,128

Total expenses before custodian fee credit and expense reimbursement	1,937,188
Custodian fee credit	(31)
Expense reimbursement	(233,659)

Net expenses	1,703,498

Net investment income	3,155,934

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	11,720,942
Call options written	(434,164)
Forward foreign currency exchange contracts	547,505
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(9,181,485)
Call options written	143,462
Forward foreign currency exchange contracts	(221,201)

Net realized and unrealized gain (loss)	2,575,059

Net increase (decrease) in net assets applicable to Common shares from operations	$5,730,993

See accompanying notes to financial statements.

Nuveen Investments	25

Statement of CHANGES IN NET ASSETS (Unaudited)

	Six Months	Year
	Ended	Ended
	6/30/10	12/31/09
Operations
Net investment income	$3,155,934	$9,311,155
Net realized gain (loss) from:
Investments and foreign currency	11,720,942	(29,549,660)
Call options written	(434,164)	—
Forward foreign currency exchange contracts	547,505	(897,928)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(9,181,485)	95,462,545
Call options written	143,462	120,437
Forward foreign currency exchange contracts	(221,201)	32,106
Distributions to FundPreferred shareholders:
From net investment income	—	(85,612)

Net increase (decrease) in net assets applicable to Common shares from operations	5,730,993	74,393,043

Distributions to Common Shareholders
From and in excess of net investment income	(9,385,838)	—
From net investment income	—	(9,467,887)
Return of capital	—	(8,145,997)

Decrease in net assets applicable to Common shares from distributions to Common shareholders	(9,385,838)	(17,613,884)

Capital Share Transactions
Cost of Common shares repurchased and retired	(295,844)	(1,837,111)

Net increase (decrease) in net assets applicable to Common shares from capital share transactions	(295,844)	(1,837,111)

Net increase (decrease) in net assets applicable to Common shares	(3,950,689)	54,942,048
Net assets applicable to Common shares at the beginning of period	222,565,500	167,623,452

Net assets applicable to Common shares at the end of period	$218,614,811	$222,565,500

Undistributed (Over-distribution of) net investment income at the end of period	$(7,397,814)	$(1,167,910)

See accompanying notes to financial statements.

26	Nuveen Investments

Statement of CASH FLOWS
Six Months Ended June 30, 2010 (Unaudited)

Cash Flows from Operating Activities:
Net Increase (Decrease) In Net Assets Applicable to Common Shares from Operations	$5,730,993
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common Shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(98,835,976)
Proceeds from sales and maturities of investments	115,312,067
Proceeds from (Purchase of) short-term investments, net	(12,398,035)
Proceeds from (Payments for) cash denominated in foreign currencies, net	(122,215)
Proceeds from (Payments for) closed foreign currency spot contracts	(19,997)
Cash paid for call options terminated	(693,200)
Premiums received on call options written	612,662
Amortization (Accretion) of premiums and discounts, net	(148,706)
(Increase) Decrease in receivable for dividends	137,065
(Increase) Decrease in receivable for interest	276,236
(Increase) Decrease in receivable for investments sold	(14,747,168)
(Increase) Decrease in receivable for reclaims	(3,291)
(Increase) Decrease in other assets	(88,526)
Increase (Decrease) in payable for investments purchased	10,885,130
Increase (Decrease) in interest on borrowings	4,341
Increase (Decrease) in accrued management fees	(3,850)
Increase (Decrease) in accrued other liabilities	(79,377)
Net realized (gain) loss from investments and foreign currency	(11,720,942)
Net realized (gain) loss from call options written	434,164
Net realized (gain) loss from paydowns	945,747
Net realized (gain) loss from sink payments on bond securities	74,000
Change in net unrealized (appreciation) depreciation of investments and foreign currency	9,181,485
Change in net unrealized (appreciation) depreciation of call options written	(143,462)
Change in net unrealized (appreciation) depreciation of forward foreign currency exchange contracts	221,201
Capital gain and return of capital distributions from investments	360,768

Net cash provided by (used in) operating activities	5,171,114

Cash Flows from Financing Activities:
Cash distributions paid to Common shareholders	(4,847,629)
Cost of Common shares repurchased and retired	(295,844)

Net cash provided by (used in) financing activities	(5,143,473)

Net Increase (Decrease) in Cash	27,641
Cash at the beginning of period	–

Cash at the end of Period	$27,641

Supplemental Disclosure of Cash Flow Information

Cash paid for interest on borrowings during the six months ended June 30, 2010, was $398,210.

See accompanying notes to financial statements.

Nuveen Investments	27

Notes to FINANCIAL STATEMENTS (Unaudited)

1.	General Information and Significant Accounting Policies
Nuveen Diversified Dividend and Income Fund (the “Fund”) is a closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s Common shares are listed on the New York Stock Exchange (“NYSE”) and trade under the ticker symbol “JDD.” The Fund was organized as a Massachusetts business trust on July 18, 2003.

The Fund’s investment objectives are high current income and total return. The Fund invests primarily in U.S. and foreign dividend-paying common stocks, dividend-paying common stocks issued by Real Estate Investment Trusts (“REITs”), debt securities and other non-equity instruments that are issued by, or that are related to, government, government-related and supernational issuers located, or conducting their business, in emerging market countries (“emerging markets debt and foreign corporate bonds”) and senior loans.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Valuation
Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the mean between the quoted bid and ask prices. Prices of certain American Depository Receipts (“ADR”) held by the Fund that trade in only limited volume in the United States are valued based on the mean between the most recent bid and ask prices of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the NYSE. These securities generally represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities, senior loans and derivative instruments are provided by a pricing service approved by the Fund’s Board of Trustees. Fixed-income securities are valued by a pricing service that values portfolio securities at the mean between the quoted bid and ask prices or the yield equivalent when quotations are readily available. These securities are generally classified as Level 2. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. The pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations. These securities are generally classified as Level 2. Highly rated zero coupon fixed-income securities, like U.S. Treasury Bills, issued with maturities of one year or less, are valued using the amortized cost method when 60 days or less remain until maturity. With amortized cost, any discount or premium is amortized each day, regardless of the impact of fluctuating rates on the market value of the security. These securities will generally be classified as Level 1 or Level 2.

Like most fixed income instruments, the senior loans in which the Fund invests are not listed on an organized exchange. The secondary market of senior loans may be less liquid relative to markets for other fixed-income securities. Consequently, the value of senior loans, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that senior loan. These securities are generally classified as Level 2.

The value of exchange-traded options are based on the last sale price or, in the absence of such a price, at the mean of the bid and ask prices. Exchange-traded options are generally classified as Level 1. Options traded in the over-the-counter market are valued using market implied volatilities and are generally classified as Level 2.

Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value. These securities are generally classified as Level 1.

28	Nuveen Investments

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Fund’s Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; fixed-income securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of an issue of securities would appear to be the amount that the owner might reasonably expect to receive for them in a current sale. A variety of factors may be considered in determining the fair value of these securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Fund’s Board of Trustees or its designee.

Refer to Footnote 2 — Fair Value Measurements for further details on the leveling of securities held by the Fund as of the end of the reporting period.

Investment Transactions
Investment transactions are recorded on a trade date basis. Trade date for senior loans purchased in the “primary market” is considered the date on which the loan allocations are determined. Trade date for senior loans purchased in the “secondary market” is the date on which the transaction is entered into. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At June 30, 2010, the Fund had no such outstanding purchase commitments.

Investment Income
Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also includes paydown gains and losses and fee income, if any. Fee income consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received.

Income Taxes
The Fund intends to distribute substantially all of its investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders
Distributions to Common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal corporate income tax regulations, which may differ from U.S. GAAP.

The Fund makes quarterly cash distributions to Common shareholders of a stated dollar amount per share. Subject to approval and oversight by the Fund’s Board of Trustees, the Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of the Fund’s investment strategy through regular quarterly distributions (a “Managed Distribution Program”). Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized capital gains and net unrealized capital gains in the Fund’s portfolio, if any. The portion of distributions paid from net unrealized gains, if any, would be distributed from the Fund’s assets and would be treated by shareholders as a non-taxable distribution for tax purposes. In the event that total distributions during a calendar year exceed the Fund’s total return on net asset value, the difference will be treated as a return of capital for tax purposes and will reduce net asset value per share. If the Fund’s total return on net asset value exceeds total distributions during a calendar year, the excess will be reflected as an increase in net asset value per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and are reflected in the financial statements contained in the annual report as of December 31 each year.

Nuveen Investments	29

Notes to FINANCIAL STATEMENTS (Unaudited) (continued)

REIT distributions received by the Fund are generally comprised of ordinary income, long-term and short-term capital gains, and a return of REIT capital. The actual character of amounts received during the period are not known until after the fiscal year end. For the fiscal year ended December 31, 2009, the character of distributions to the Fund from the REITs was 67.63% ordinary income, 20.67% long-term and short-term capital gains, and 11.70% return of REIT capital.

For the fiscal year ended December 31, 2009, the Fund applied the actual character of distributions reported by the REITs in which the Fund invests to its receipts from the REITs. If a REIT held in the portfolio of investments did not report the actual character of its distributions during the period, the Fund treated the distributions as ordinary income.

For the six months ended June 30, 2010, the Fund applied the actual percentages for the fiscal year ended December 31, 2009, described above, to its receipts from the REITs and treated as income on the Statement of Operations only the amount of ordinary income so calculated. The Fund adjusts that estimated breakdown of income type (and consequently its net investment income) as necessary early in the following calendar year when the REITs inform their shareholders of the actual breakdown of income type.

The actual character of distributions made by the Fund during the fiscal year ended December 31, 2009, is reflected in the accompanying financial statements.

The distributions made by the Fund during the six months ended June 30, 2010, are provisionally classified as being “From and in excess of net investment income,” and those distributions will be classified as being from net investment income, net realized capital gains and/or a return of capital for tax purposes after the fiscal year end, based upon the income type breakdown information conveyed at the time by the REITs whose securities are held in the Fund’s portfolio. For purposes of calculating “Undistributed (Over-distribution of) net investment income” as of June 30, 2010, the distribution amounts provisionally classified as “From and in excess of net investment income” were treated as being entirely from net investment income. Consequently, the financial statements at June 30, 2010, reflect an over-distribution of net investment income.

FundPreferred Shares
The Fund is authorized to issue FundPreferred shares. As of December 31, 2009, the Fund redeemed all $120,000,000 of its outstanding FundPreferred shares, at liquidation value.

Foreign Currency Transactions
The Fund is authorized to engage in foreign currency exchange transactions, including foreign currency forward, futures, options and swap contracts. To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

The realized and unrealized gains or losses resulting from changes in foreign currency exchange rates are recognized as a component of “Net realized gain (loss) from investments and foreign currency” and “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable.

Forward Foreign Currency Exchange Contracts
The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives and is authorized to enter into forward foreign currency exchange contracts in an attempt to manage such risk under two circumstances: (i) when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency to “lock in” the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when Wellington Management Company LLP (“Wellington”), one of the Fund’s sub-advisors, believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar or against another foreign currency. Forward foreign currency exchange contracts are valued daily at the forward rate and are recognized as “Unrealized appreciation or depreciation on forward foreign currency exchange contracts” on the Statement of Assets and Liabilities. The change in value of the contracts during the reporting period is recognized as a component of “Change in net unrealized appreciation (depreciation) of forward foreign currency exchange contracts” on the Statement of Operations. When the contract is closed or offset with the same

30	Nuveen Investments

counterparty, the Fund recognizes the difference between the value of the contract at the time it was opened and the value at the time it was closed or offset as “Net realized gain (loss) from forward foreign currency exchange contracts” on the Statement of Operations.

Forward foreign currency contracts will generally not be entered into for terms greater than three months, but may have maturities of up to six months or more. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund’s investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency exchange contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency exchange contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities.

The average number of forward foreign currency exchange contracts outstanding during the six months ended June 30, 2010, was 30. Refer to Footnote 3 - Derivative Instruments and Hedging activities for further details on forward foreign currency exchange contract activity.

Options Transactions
The Fund is subject to equity price risk in the normal course of pursuing its investment objectives and is authorized to purchase and write (sell) call and put options on securities, futures, swaps (“swaptions”) or currencies in an attempt to manage this and other possible risks. The purchase of put options involves the risk of loss of all or a part of the cash paid for the options. Put options purchased are accounted for in the same manner as portfolio securities. The market risk associated with purchasing put options is limited to the premium paid. The counterparty credit risk of purchasing options, however, needs also to take into account the current value of the option, as this is the performance expected from the counterparty. When the Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Call options written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option expires or the Fund enters into a closing purchase transaction. The changes in value of options written during the fiscal period are recognized as “Change in net unrealized appreciation (depreciation) of call options written” on the Statement of Operations. When a written call or put option expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on the closing purchase transaction, including commission, is recognized as “Net realized gain (loss) from call options written” on the Statement of Operations. The Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund did not purchase put or call options during the six months ended June 30, 2010. The average notional amount of call options written during the six months ended June 30, 2010, was $(5,103,667). Refer to Footnote 3 - Derivative Instruments and Hedging Activities for further details on call options written.

Market and Counterparty Credit Risk
In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearing house, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties Nuveen Asset Management (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”) believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Repurchase Agreements
In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Nuveen Investments	31

Notes to FINANCIAL STATEMENTS (Unaudited) (continued)

Zero Coupon Securities
The Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Custodian Fee Credit
The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications
Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

32	Nuveen Investments

2.	Fair Value Measurements
In determining the value of the Fund’s investments, various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1	–	Quoted prices in active markets for identical securities.
Level 2	–	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3	–	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of June 30, 2010:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$68,300,443	$–	$–	$68,300,443
REIT Common Stocks	71,231,189	–	–	71,231,189
Preferred Securities *	–	1,606,875	–	1,606,875
Variable Rate Senior Loan Interests	–	69,290,383	–	69,290,383
Emerging Markets Debt and Foreign Corporate Bonds	–	54,708,109	–	54,708,109
Short-Term Investments	19,831,560	–	–	19,831,560
Derivatives:
Call Options Written	(348,763)	–	–	(348,763)
Forward Foreign Currency Exchange Contracts **	–	(91,528)	–	(91,528)

Total	$159,014,429	$125,513,839	$–	$284,528,268

*	Preferred Securities includes Convertible Preferred Securities, $25 Par (or similar) Preferred Securities and Capital Preferred Securities held by the Fund at the end of the reporting period, if any.
**	Represents net unrealized appreciation (depreciation).

The following is a reconciliation of the Fund’s Level 3 investments held at the beginning and end of the measurement period:

Level 3
Emerging Markets
Debt and Foreign
Corporate Bonds
Balance at the beginning of period	$229,331
Gains (losses):
Net realized gains (losses)	(51,562)
Net change in unrealized appreciation (depreciation)	43,296
Net purchases at cost (sales at proceeds)	(221,065)
Net discounts (premiums)	–
Net transfers into (out of) at end of period fair value	–

Balance at the end of period	$–

3.	Derivative Instruments and Hedging Activities

The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which the Fund was invested during and at the end of the reporting period, refer to the Portfolio of Investments, Financial Statements and Footnote 1 - General Information and Significant Accounting Policies.

The following table presents the fair value of all derivative instruments held by the Fund as of June 30, 2010, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
	Derivative	Asset Derivatives		Liability Derivatives
Underlying Risk Exposure	Instrument	Location	Value	Location	Value
Equity Price	Options	–	$–	Call options written, at value	$348,763

Foreign Currency Exchange Rate	Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	92,771	Unrealized depreciation on forward foreign currency exchange contracts	184,299

Total			$92,771		$533,062

Nuveen Investments	33

Notes to FINANCIAL STATEMENTS (Unaudited) (continued)

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended June 30, 2010, on derivative instruments, as well as the primary risk exposure associated with each.

Net Realized Gain (Loss) from Call Options Written

Risk Exposure
Equity Price	$(434,164)

Net Realized Gain (Loss) from Forward Foreign Currency Exchange Contracts

Risk Exposure
Foreign Currency Exchange Rate	$547,505

Change in Net Unrealized Appreciation (Depreciation) of Call Options Written

Risk Exposure
Equity Price	$143,462

Change in Net Unrealized Appreciation (Depreciation) of Forward Foreign Currency Exchange Contracts

Risk Exposure
Foreign Currency Exchange Rate	$(221,201)

4.	Fund Shares
Common Shares
Transactions in Common shares were as follows:

	Six Months	Year
	Ended	Ended
	6/30/10	12/31/09
Common shares repurchased and retired	(30,100)	(209,901)

Weighted average:
Price per Common share repurchased and retired	$9.81	$8.73
Discount per Common share repurchased and retired	14.97%	15.61%

FundPreferred Shares
Transactions in FundPreferred shares were as follows:

	Six Months Ended		Year Ended
	6/30/10		12/31/09
	Shares	Amount	Shares	Amount

FundPreferred shares redeemed:
Series T	N/A	N/A	1,440	$36,000,000
Series W	N/A	N/A	1,440	36,000,000

Total	N/A	N/A	2,880	$72,000,000

N/A – The Fund redeemed all $120,000,000 of its outstanding FundPreferred shares as of December 31, 2009.

5.	Investment Transactions
Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the six months ended June 30, 2010, aggregated $98,835,976 and $115,312,067, respectively.

Transactions in call options written during the six months ended June 30, 2010, were as follows:

	Number of	Premiums
	Contracts	Received
Outstanding, beginning of period	1,540	$259,037
Options written	5,205	612,662
Options terminated in closing purchase transactions	(1,540)	(259,037)
Options expired	–	–

Outstanding, end of period	5,205	$612,662

34	Nuveen Investments

6.	Income Tax Information
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, recognition of premium amortization and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset value of the Fund.

At June 30, 2010, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

Cost of investments	$284,536,150

Gross unrealized:
Appreciation	$26,846,068
Depreciation	(26,413,659)

Net unrealized appreciation (depreciation) of investments	$432,409

The tax components of undistributed net ordinary income and net long-term capital gains at December 31, 2009, the Fund’s last tax year end, were as follows:

Undistributed net ordinary income *	$–
Undistributed net long-term capital gains	–

*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s last tax year ended December 31, 2009, was designated for purposes of the dividends paid deduction as follows:

Distributions from net ordinary income *	$9,554,083
Distributions from net long-term capital gains	–
Tax return of capital	8,145,997

*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

At December 31, 2009, the Fund’s last tax year end, the Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

Expiration:
December 31, 2016	$39,039,775
December 31, 2017	32,452,667

Total	$71,492,442

The Fund elected to defer net realized losses from investments incurred from November 1, 2009 through December 31, 2009, the Fund’s last tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October capital losses of $181,707 were treated as having arisen on the first day of the current fiscal year.

7.	Management Fees and Other Transactions with Affiliates
The Fund’s management fee is separated into two components — a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets *	Fund-Level Fee Rate
For the first $500 million	.7000%
For the next $500 million	.6750
For the next $500 million	.6500
For the next $500 million	.6250
For Managed Assets over $2 billion	.6000

Nuveen Investments	35

Notes to FINANCIAL STATEMENTS (Unaudited) (continued)

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level *	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds, with such daily managed assets defined separately for each fund in its management agreement, but excluding assets attributable to investments in other Nuveen funds. For the complex-level and fund-level fees, daily managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser to limit the amount of such assets for determining managed assets in certain circumstances. As of June 30, 2010, the complex-level fee rate was .1857%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into Sub-Advisory Agreements with NWQ Investment Management Company, LLC (“NWQ”), Security Capital Research & Management Incorporated (“Security Capital”), Symphony Asset Management, LLC (“Symphony”) and Wellington. NWQ and Symphony are both subsidiaries of Nuveen. NWQ manages the portion of the Fund’s investment portfolio allocated to dividend-paying common stocks including American Depositary Receipts (“ADRs”), and the Fund’s call option strategy. Security Capital manages the portion of the Fund’s investment portfolio allocated to securities issued by real estate companies. Symphony manages the portion of the Fund’s investment portfolio allocated to senior loans. Wellington manages the portion of the Fund’s investment portfolio allocated to emerging markets debt and foreign corporate bonds, and the Fund’s foreign currency forward strategy. NWQ, Security Capital, Symphony and Wellington are compensated for their services to the Fund from the management fee paid to the Adviser.

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

For the first eight years of the Fund’s operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily managed assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending		Year Ending
September 30,		September 30,
2003 *	.32%	2008	.32%
2004	.32	2009	.24
2005	.32	2010	.16
2006	.32	2011	.08
2007	.32

*	From the commencement of operations.

The Adviser has not agreed to reimburse the Fund for any portion of its fees and expenses beyond September 30, 2011.

8.	Senior Loan Commitments
Unfunded Commitments
Pursuant to the terms of certain of the variable rate senior loan agreements, the Fund may have unfunded senior loan commitments. The Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. At June 30, 2010, the Fund had no unfunded senior loan commitments.

Participation Commitments
With respect to the senior loans held in the Fund’s portfolio, the Fund may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If the Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement

36	Nuveen Investments

with the lender or other third party selling the participation, rather than directly with the Borrower. As such, the Fund not only assumes the credit risk of the Borrower, but also that of the Selling Participant or other persons interpositioned between the Fund and the Borrower. At June 30, 2010, there were no such outstanding participation commitments.

9.	Borrowing Arrangements
The Fund has entered into $65 million senior committed secured 364-day secured line of credit (the “Facility”), renewable annually, with its custodian bank. Amounts drawn on the Facility are recognized as “Borrowings” on the Statement of Assets and Liabilities. As of June 30, 2010, the Fund’s outstanding balance on the Facility was $65 million. For the six months ended June 30, 2010, the average daily balance outstanding on the Facility and average interest rate were $65 million and 1.25%, respectively.

Interest charged on the Facility is calculated at a rate per annum equal to (a) the higher of (i) the overnight London Inter-bank Offered Rate (“LIBOR”) rate plus 1.00% and (ii) the Federal Funds rate plus 1.00% or (b) the 1-week, 30, 60, or 90-day LIBOR plus 1.00%. In addition to interest expense, the Fund pays a per annum commitment fee based on the total amount of the Facility. Interest expense and commitment fees are recognized as “Interest expense” and “Fees on borrowings,” respectively, on the Statement of Operations.

10.	New Accounting Pronouncements
Fair Value Measurements
On January 21, 2010, Financial Accounting Standards Board issued changes to the authoritative guidance under U.S. GAAP for fair value measurements. The objective of which is to provide guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities disclose Level 3 activity for purchases, sales, issuances and settlements in the Level 3 roll-forward on a gross basis rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts and footnote disclosures, if any.

11.	Subsequent Events
Other Matters
As discussed in the Portfolio Managers’ Comments section of this report, lawsuits pursuing claims made in the demand letter alleging that the Fund’s Board of Trustees breached their fiduciary duties related to the redemption at par of the Fund’s FundPreferred shares had been filed on behalf of shareholders of the Fund, against the Adviser, the Nuveen holding company, the majority owner of the holding company, the lone interested trustee, and current and former officers of the Fund. Nuveen and the other named defendants believe these lawsuits to be without merit, and all named parties intend to defend themselves vigorously. The Fund believes that these lawsuits will not have a material effect on the Fund or on the Adviser’s ability to serve as investment adviser to the Fund.

Nuveen Investments	37

Financial HIGHLIGHTS (Unaudited)
Selected data for a Common share outstanding throughout each period:

		Investment Operations					Less Distributions
				Distributions							Discount
				from Net	Distributions		Net				from
	Beginning		Net	Investment	from Capital		Investment	Capital	Return of		Common		Ending
	Common		Realized/	Income to	Gains to		Income to	Gains to	Capital to		Shares		Common
	Share	Net	Unrealized	FundPreferred	FundPreferred		Common	Common	Common		Repurchased		Share	Ending
	Net Asset	Investment	Gain	Share-	Share-		Share-	Share-	Share-		and		Net Asset	Market
	Value	Income(a)	(Loss)(b)	holders(c)	holders(c)	Total	holders	holders	holders	Total	Retired		Value	Value
Year Ended 12/31:
2010(g)	$11.13	$.16	$.13	$–	$–	$.29	$(.47 )**	$–	$–	$(.47)	$–	*	$10.95	$9.86
2009	8.30	.46	3.24	– *	– *	3.70	(.47)	–	(.41)	(.88)	.01		11.13	9.73
2008	16.09	.89	(7.19)	(.18)	–	(6.48)	(.78)	(.06)	(.47)	(1.31)	–		8.30	6.32
2007	19.22	1.02	(2.30)	(.12)	(.19)	(1.59)	(.90)	(.64)	–	(1.54)	–		16.09	14.28
2006	16.88	.99	2.98	(.13)	(.15)	3.69	(.98)	(.37)	–	(1.35)	–		19.22	21.03
2005	16.85	.83	1.00	(.09)	(.10)	1.64	(.71)	(.90)	–	(1.61)	–		16.88	16.35

	FundPreferred Shares at End of Period			Borrowings at End of Period
	Aggregate	Liquidation		Aggregate
	Amount	and Market	Asset	Amount	Asset
	Outstanding	Value	Coverage	Outstanding	Coverage
	(000)	Per Share	Per Share	(000)	Per $1,000
Year Ended 12/31:
2010(g)	$–	$–	$–	$65,000	$4,363
2009	–	–	–	65,000	4,424
2008	72,000	25,000	83,203	–	–
2007	120,000	25,000	92,729	45,000	10,891
2006	120,000	25,000	105,715	45,000	12,276
2005	120,000	25,000	95,857	–	–

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Net of federal corporate income taxes on long-term capital gains retained by the Fund per share as follows:

Long-Term
Capital Gains
Retained
Year Ended 12/31:
2010(g)	N/A
2009	N/A
2008	N/A
2007	$.25
2006	.25
2005	N/A

(c)	The amounts shown are based on Common share equivalents.

38	Nuveen Investments

Total Returns		Ratios/Supplemental Data
	Based on		Ratios to Average Net Assets				Ratios to Average Net Assets
	Common	Ending	Applicable to Common Shares				Applicable to Common Shares
	Share	Net Assets	Before Reimbursement(e)				After Reimbursement(e)(f)
Based on	Net	Applicable to			Net				Net		Portfolio
Market	Asset	Common			Investment				Investment		Turnover
Value(d)	Value(d)	Shares (000)	Expenses		Income		Expenses		Income		Rate

6.01%	2.50%	$218,615	1.70	%***	2.57	%***	1.50	%***	2.78	%***	34%
72.17	47.30	222,566	1.89		4.73		1.59		5.02		77
(49.58)	(42.60)	167,623	2.13		6.28		1.65		6.77		49
(25.75)	(9.00)	325,097	2.20		5.06		1.74		5.53		48
38.72	22.66	387,432	1.70		5.03		1.26		5.47		44
16.36	10.21	340,113	1.42		4.53		.99		4.96		49

(d)	Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period takes place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common Share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

The Fund elected to retain a portion of its realized long-term capital gains for the following tax years ended December 31, (which is the fiscal year end for the Fund) and pay required federal corporate income taxes on these amounts. As reported on Form 2439, Common shareholders on record date must include their pro-rata share of these gains on their applicable federal tax returns, and are entitled to take offsetting tax credits, for their pro-rata share of the taxes paid by the Fund. The standardized total returns shown above do not include the economic benefit to Common shareholders on record date of these tax credits/refunds. The Fund’s corresponding Total Returns Based on Market Value and Common Share Net Asset Value when these benefits are included are as follows:

		Total Returns
	Common		Based on
	Shareholders	Based on	Common Share
	of Record on	Market Value	Net Asset Value
Year Ended 12/31:
2010(g)	N/A	6.01%	2.50%
2009	N/A	72.17	47.30
2008	N/A	(49.58)	(42.60)
2007	December 31	(24.47)	(7.60)
2006	December 29	40.37	24.26
2005	N/A	16.36	10.21

(e)	• Ratios do not reflect the effect of dividend payments to FundPreferred shareholders, when applicable.
• Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to FundPreferred shares and/or borrowings, where applicable.
• Each ratio includes the effect of the interest expense paid on borrowings as follows:

Ratio of Borrowings Interest Expense to
Average Net Assets Applicable to Common Shares (h)
Year Ended 12/31:
2010(g)	.35	%***
2009	.38
2008	.38
2007	.66
2006	.26	***
2005	–

(f)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(g)	For the six months ended June 30, 2010.
(h)	Borrowings Interest Expense includes amortization of borrowing costs. Borrowing Costs were fully amortized and expensed as of December 31, 2009.
N/A	Not applicable for six months ended June 30, 2010. The Fund had no retained capital gains for the tax years ended December 31, 2009, December 31, 2008 and December 31, 2005.
*	Rounds to less than $.01 per share.
**	Represents distributions paid “From and in excess of net investment income” for the six months ended June 30, 2010.
***	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	39

Annual Investment Management
Agreement Approval Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser (including sub-advisers) will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or “interested persons” of any parties (the “Independent Board Members”), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund’s board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 25-26, 2010 (the “May Meeting”), the Board of Trustees (the “Board,” and each Trustee, a “Board Member”) of the Fund, including a majority of the Independent Board Members, considered and approved the continuation of the advisory and sub-advisory agreements for the Fund for an additional one-year period. These agreements include the investment advisory agreement between Nuveen Asset Management (“NAM”) and the Fund and the sub-advisory agreements between NAM and NWQ Investment Management Company, LLC (“NWQ”), NAM and Symphony Asset Management LLC (“Symphony”), NAM and Wellington Management Company, LLP (“Wellington”), and NAM and Security Capital Research & Management Incorporated (“Security Capital” and, together with NWQ, Symphony and Wellington, the “Sub-Advisers”). In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 21-22, 2010 (the “April Meeting”). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the advisory agreement (the “Investment Management Agreement”) and sub-advisory agreements (each, a “Sub-advisory Agreement,” and the Investment Management Agreement and Sub-advisory Agreements are each an “Advisory Agreement”), the Independent Board Members reviewed a broad range of information relating to the Fund, NAM and the Sub-Advisers (NAM and the Sub-Advisers are each a “Fund Adviser”), including absolute and comparative performance, fee and expense information for the Fund (as described in more detail below), the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries), and other information regarding the organization, personnel, and services provided by the respective Fund Adviser. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of the Fund Adviser, its services and the Fund resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A.	Nature, Extent and Quality of Services
In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization

40	Nuveen Investments

and business; the types of services that the Fund Adviser or its affiliates provide and are expected to provide to the Fund; the performance record of the Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line, including continued activities to refinance auction rate preferred securities, manage leverage during periods of market turbulence and implement an enhanced leverage management process, modify investment mandates in light of market conditions and seek shareholder approval as necessary, maintain the fund share repurchase program and maintain shareholder communications to keep shareholders apprised of Nuveen’s efforts in refinancing preferred shares. In addition to the foregoing, the Independent Board Members also noted the additional services that NAM or its affiliates provide to closed-end funds, including, in particular, Nuveen’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include maintaining an investor relations program to provide timely information and education to financial advisers and investors; providing marketing for the closed-end funds; maintaining and enhancing a closed-end fund website; participating in conferences and having direct communications with analysts and financial advisors.

As part of their review, the Independent Board Members also evaluated the background, experience and track record of the Fund Adviser’s investment personnel. In this regard, the Independent Board Members considered any changes in the personnel, and the impact on the level of services provided to the Fund, if any. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate the Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive for taking undue risks.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. Given the importance of compliance, the Independent Board Members also considered NAM’s compliance program, including the report of the chief compliance officer regarding the Fund’s compliance policies and procedures.

The Independent Board Members also considered NAM’s oversight of the performance, business activities and compliance of the Sub-Advisers. In that regard, the Independent Board Members reviewed an evaluation of each Sub-Adviser from NAM. The evaluation also included information relating to the respective Sub-Adviser’s organization, operations, personnel, assets under management, investment philosophy, strategies and techniques in managing the Fund, developments affecting each Sub-Adviser, and an analysis of each Sub-Adviser. As described in further detail below, the Board also considered the performance of the portion of the investment portfolio for which each Sub-Adviser is responsible. In addition, the Board recognized that the Sub-advisory Agreements were essentially agreements for portfolio management services only and the Sub-Advisers were not expected to supply other significant administrative services to the Fund. As part of their oversight, the Independent Board Members also continued their program of seeking to visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members met with Symphony in 2010 and NWQ in 2009 and 2010. The Independent Board Members noted that NAM recommended the renewal of the Sub-advisory Agreements and considered the basis for such recommendations.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Fund under the respective Investment Management Agreement or Sub-advisory Agreement, as applicable, were satisfactory.

B.	The Investment Performance of the Fund and Fund Advisers
The Board considered the performance results of the Fund over various time periods. The Board reviewed, among other things, the Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) based on data provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks. In this regard, the performance information the Board reviewed included the Fund’s total return information compared to the returns of its Performance Peer Group and recognized and/or customized benchmarks for the quarter, one-, three- and five-year periods ending December 31, 2009 and for the same periods ending March 31, 2010. In addition, the Independent Board Members also reviewed, among other things, the returns of each sleeve of the Fund relative to the benchmark of such sleeve for the quarter, one- and three-year periods ending December 31, 2009 and for the same periods

Nuveen Investments	41

Annual Investment Management
Agreement Approval Process (continued)

ending March 31, 2010. Moreover, the Board reviewed the peer ranking of the Nuveen funds sub-advised by Symphony and NWQ , respectively, in the aggregate. The Independent Board Members also reviewed historic premium and discount levels, including a summary of actions taken to date for the Fund. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings.

In reviewing peer comparison information, the Independent Board Members recognized that the Performance Peer Group of certain funds may not adequately represent the objectives and strategies of the funds, thereby limiting the usefulness of comparing a fund’s performance with that of its Performance Peer Group. In this regard, the Independent Board Members considered that the Performance Peer Groups of certain funds (including the Fund) were classified as having significant differences from such funds based on considerations such as special fund objectives, potential investable universe and the composition of the peer set (e.g., the number and size of competing funds and number of competing managers).

Based on their review, the Independent Board Members determined that the Fund’s investment performance over time had been satisfactory. The Independent Board Members noted that although the Fund underperformed the performance of its benchmark for the three-year period, it outperformed the performance of its benchmark for the one-year period.

C.	Fees, Expenses and Profitability
1. Fees and Expenses
The Board evaluated the management fees and expenses of the Fund reviewing, among other things, the Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds based on data provided by an independent fund data provider (the “Peer Universe”) and in certain cases, to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and/or Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the asset level of a fund relative to peers; the limited size and particular composition of the Peer Universe or Peer Group; the investment objectives of the peers; expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement; the timing of information used; and the differences in the type and use of leverage may impact the comparative data, thereby limiting the ability to make a meaningful comparison with peers, including for the Fund.

In reviewing the fee schedule for the Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999). The Independent Board Members noted that the Fund had a net management fee and/or net expense ratio below the peer average of its Peer Group or Peer Universe.

Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients
The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients. Such clients include separately managed accounts (both retail and institutional accounts), foreign investment funds offered by Nuveen and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Fund and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Fund (as discussed above) is much

42	Nuveen Investments

more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Fund, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Advisers, the Independent Board Members also considered the pricing schedule or fees that each Sub-Adviser charges for similar investment management services for other fund sponsors or clients (such as retail and/or institutional managed accounts) as applicable. With respect to Symphony, the Independent Board Members also reviewed the fees it assesses for equity and taxable fixed-income hedge funds it manages, which include a performance fee. The Independent Board Members noted that with respect to Security Capital and Wellington, the Sub-Advisers that are unaffiliated with Nuveen, such fees were the result of arm’s-length negotiations.

3. Profitability of Fund Advisers
In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2009. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business.

Based on their review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided. In addition, with respect to Security Capital and Wellington, which are unaffiliated with Nuveen, the Independent Board Members also considered each such Sub-Adviser’s revenues, expenses and profitability margins (pre- and post-tax). Based on their review, the Independent Board Members were satisfied that each such Sub-Adviser’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Fund as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Fund, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund. Based on their review of the overall fee arrangements of the Fund, the Independent Board Members determined that the advisory fees and expenses of the Fund were reasonable.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in

Nuveen Investments	43

Annual Investment Management
Agreement Approval Process (continued)

these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. Further, the Independent Board Members noted that although closed-end funds may from time to time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds’ investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Fund’s complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E.	Indirect Benefits
In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members considered any revenues received by affiliates of NAM for serving as agent at Nuveen’s trading desk and as co-manager in initial public offerings of new closed-end funds.

In addition to the above, the Independent Board Members considered whether each Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. With respect to NAM, the Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” NAM intends to comply with the applicable safe harbor provisions.

With respect to NWQ and Security Capital, the Independent Board Members considered that such Sub-Advisers may benefit from their soft dollar arrangements pursuant to which the respective Sub-Adviser receives research from brokers that execute the Fund’s portfolio transactions. With respect to Wellington, the Independent Board Members noted that while Wellington does have some soft dollar arrangements with respect to some of its agency trades, the trades in fixed income securities held by the Fund are done on a principal basis and do not generate soft dollar credits. For NWQ, Security Capital and Wellington, the Independent Board Members further noted that such Sub-Advisers’ profitability may be lower if they were required to pay for this research with hard dollars. With respect to Symphony, the Board considered that Symphony currently does not enter into soft dollar arrangements; however, it has adopted a soft dollar policy in the event it does so in the future.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F.	Other Considerations
The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Investment Management Agreement and Sub-advisory Agreements are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to the Fund and that the Investment Management Agreement and the Sub-advisory Agreements be renewed.

44	Nuveen Investments

Reinvest Automatically
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan
Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient
To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Nuveen Investments	45

Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your financial advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

46	Nuveen Investments

Glossary of Terms
Used in this Report

■	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■	Collateralized Debt Obligations (CDOs): Collateralized debt obligations are a type of asset-backed security constructed from a portfolio of fixed-income assets. CDOs usually are divided into different tranches having different ratings and paying different interest rates. Losses, if any, are applied in reverse order of seniority and so junior tranches generally offer higher coupons to compensate for added default risk.

■	Current Distribution Rate: Current distribution rate is based on the Fund’s current annualized quarterly distribution divided by the Fund’s current market price. The Fund’s quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a tax return of capital.

■	Net Asset Value (NAV): A Fund’s NAV per common share is calculated by subtracting the liabilities of the Fund (including any debt or preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of common shares outstanding. Fund NAVs are calculated at the end of each business day.

Nuveen Investments	47

Notes

48	Nuveen Investments

Notes

Nuveen Investments	49

Notes

50	Nuveen Investments

Other Useful Information

Board of Trustees
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Terence J. Toth

Fund Manager
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

Custodian
State Street Bank & Trust Company
Boston, MA

Transfer Agent and
Shareholder Services
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm
Ernst & Young LLP
Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) the Fund’s quarterly portfolio of investments, (ii) information regarding how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

The Fund’s Chief Executive Officer has submitted to the New York Stock Exchange (“NYSE”) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Information

The Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock as shown in the accompanying table.

Common Shares
Repurchased

30,100

Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments	51

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, longterm investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $150 billion of assets on June 30, 2010.

Find out how we can help you.

To learn more about the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready—no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com
If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

OR

www.nuveen.com/accountaccess
If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Distributed by Nuveen Investments, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

ESA-B-0610D

ITEM 2. CODE OF ETHICS.
Not applicable to this filing.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable to this filing.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable to this filing.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable to this filing.
ITEM 6. SCHEDULE OF INVESTMENTS.
(a)	See Portfolio of Investments in Item 1.

(b)	Not applicable.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable to this filing.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable to this filing.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

		(b)	(c)	(d)*
	(a)	AVERAGE	TOTAL NUMBER OF SHARES	MAXIMUM NUMBER (OR
	TOTAL NUMBER OF	PRICE	(OR UNITS) PURCHASED AS	APPROXIMATE DOLLAR VALUE) OF
	SHARES (OR	PAID PER	PART OF PUBLICLY	SHARES (OR UNITS) THAT MAY YET
	UNITS)	SHARE (OR	ANNOUNCED PLANS OR	BE PURCHASED UNDER THE PLANS OR
Period*	PURCHASED	UNIT)	PROGRAMS	PROGRAMS
JANUARY 1-31, 2010	16,000	9.82	16,000	1,853,899

FEBRUARY 1-28, 2010	0		0	1,853,899

MARCH 1-31, 2010	0		0	1,853,899

APRIL 1-30, 2010	0		0	1,853,899

MAY 1-31, 2009	13,300	9.80	13,300	1,840,599

JUNE 1-30, 2009	800	9.72	800	1,839,799

TOTAL	30,100

*	The registrant’s repurchase program, which authorized the repurchase of 2,015,000 shares, was announced October 3, 2009. Any repurchases made by the registrant pursuant to the program were made through open-market transactions.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board implemented after the registrant last provided disclosure in response to this item.
ITEM 11. CONTROLS AND PROCEDURES.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
File the exhibits listed below as part of this Form.
(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.
(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT attached hereto.
(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.
(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Diversified Dividend and Income Fund
By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: September 8, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer (principal executive officer)

Date: September 8, 2010

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller (principal financial officer)

Date: September 8, 2010